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Ohio National Fund, Inc.

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Ohio National Fund, Inc.	One Financial Way Cincinnati, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237

June 22, 2022

Dear Variable Contract or Policy Owner:

As a variable contract or policy owner with contract or policy values allocated to one or more of the Ohio National Fund, Inc. (the “Fund”) portfolios referenced in the attached document, you are receiving this Information Statement relating to recent changes approved by the Board of Directors of the Fund.

At a meeting on June 22, 2021, the Board approved new sub-advisory agreements between Ohio National Investments, Inc. (the “Adviser”) and the Fund’s sub-advisers to become effective upon the closing of the acquisition of Ohio National Mutual Holdings, Inc., by ONLH Holdings, LP, a subsidiary of Constellation Insurance, LP, in a sponsored demutualization (the “Ohio National Transaction”). Approval of new sub-advisory agreements was necessary as the Ohio National Transaction would result in a change in control of the Adviser, which would have the effect of terminating the sub-advisory agreements that existed at that time. The new sub-advisory agreements became effective upon the closing of the Ohio National Transaction on March 31, 2022. Additionally, at a meeting on March 30, 2022, the Board approved a new sub-management agreement in connection with the management of the ON Janus Henderson U.S. Low Volatility Portfolio. This approval was required due to a change in control of the sub-manager to that portfolio (the “Intech Transaction”) that would result in the termination of the sub-management agreement that existed at that time. The new sub-management agreement became effective upon the closing of the Intech Transaction on March 31, 2022.

This statement is being sent for your information only and you are not required to take any action.

As always, we thank you for your confidence and support.

Sincerely,

Jeffrey A. Bley, Jr.

President

INFORMATION STATEMENT

OHIO NATIONAL FUND, INC.

One Financial Way

Montgomery, Ohio 45242

ON S&P 500® Index Portfolio

ON S&P MidCap 400® Index Portfolio

ON Nasdaq-100® Index Portfolio

ON BlackRock Advantage Large Cap Core Portfolio

ON BlackRock Advantage Small Cap Growth Portfolio

ON BlackRock Advantage Large Cap Growth Portfolio

ON BlackRock Balanced Allocation Portfolio (equity component only)

ON BlackRock Advantage International Equity Portfolio

ON BlackRock Advantage Large Cap Value Portfolio

ON Federated High Income Bond Portfolio

ON Federated Core Plus Bond Portfolio

ON Risk Managed Balanced Portfolio

ON AB Small Cap Portfolio

ON AB Mid Cap Core Portfolio

ON Janus Henderson Forty Portfolio

ON Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolios”)

This Information Statement provides information concerning the Portfolios. WE ARE NOT

ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. This document is for informational purposes only and you are not required to take any action.

This Information Statement is being distributed in connection with actions taken by the Board of Directors (the “Board,” or “Directors”) of Ohio National Fund, Inc. (the “Fund”), at two special meetings:

At the first special meeting held on June 22, 2021 (the “First Meeting”), the Board approved new sub-advisory agreements (“New Sub-Advisory Agreements”) between Ohio National Investments, Inc. (the “Adviser” or “ONI”), and AllianceBernstein L.P. (“AllianceBernstein”), BlackRock Investment Management, LLC (“BlackRock”), Federated Investment Management Company (“Federated”), Geode Capital Management, LLC (“Geode”) and Janus Henderson Investors US LLC (“Janus”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) with respect to the management of the Portfolios. The New Sub-Advisory Agreements were approved to replace previously approved sub-advisory agreements (the “Prior Sub-Advisory Agreements”) that would terminate automatically in connection with the change in control of the Adviser upon the acquisition of the Adviser’s ultimate parent, Ohio National Mutual Holdings, Inc. (“ONMH”), by ONLH Holdings LP, a subsidiary of Constellation Insurance, LP, in a transaction involving a sponsored demutualization of ONMH (the “Ohio National Transaction”). The Ohio National transaction closed on, and the New Sub-Advisory Agreements became effective on, March 31, 2022 (the “Ohio National Effective Date”).

The Investment Advisory Agreement between the Fund and the Adviser also terminated on the Ohio National Effective Date. The Board approved a new Investment Advisory Agreement (“New Advisory Agreement”) at the First Meeting. Shareholders of all Portfolios other than the ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio approved the New Advisory Agreement at a special meeting of shareholders held on August 30, 2021. The New Advisory Agreement took effect on the Ohio National Effective Date and is not the subject of this Information Statement.

The initial shareholders of the ON iShares Managed Risk Balanced Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio approved the New Advisory Agreement and New Sub-Advisory Agreements prior to the Portfolios’ commencement of operations on June 23, 2021.

At the second special meeting held on March 30, 2022 (the “Second Meeting”, together with the First Meeting, the “Meetings”), the Board approved a new sub-management agreement between Janus and Intech Investment Management, LLC (“Intech”, or the “Sub-Manager”) with respect to the management of the ON Janus Henderson U.S. Low Volatility Portfolio (the “New Sub-Management Agreement”, together with the New Sub-Advisory Agreements, the “New Agreements”). The New Sub-Management Agreement was approved to replace a previously approved Sub-Management agreement (the “Prior Sub-Management Agreement”, together with the Prior Sub-Advisory Agreements, the “Prior Agreements”) that would terminate automatically in connection with a change in control of Intech that would occur upon the closing of the sale of Janus’ controlling interest in Intech to a consortium of Intech management and certain non-executive directors (the “Intech Transaction”, together with the Ohio National Transaction, the “Transactions”). The Intech Transaction closed on, and the New Sub-Management Agreement became effective on, March 31, 2022 (the “Intech Effective Date”).

Pursuant to an exemptive order received by the Fund from the Securities and Exchange Commission (“SEC”), the Adviser may change sub-advisers or hire new sub-advisers for the Fund’s Portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of the Adviser (the “Exemptive Order”). On April 30, 2002, shareholders of each Portfolio authorized the Adviser to enter into the Prior Agreements pursuant to the Exemptive Order. As a condition of the Exemptive Order, the Adviser must furnish shareholders of the affected Portfolio(s) with certain information about new advisory and sub-advisory agreements. This Information Statement is intended to comply with that condition. The Information Statement is first being sent on or about June 22, 2022 to shareholders of record of the Portfolios as of the close of business on March 31, 2022.

I.	Background

At the Meetings, a majority of the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”) within the meaning of that term under the Investment Company Act of 1940, as amended, (the “Act”) approved the New Agreements subject to the closing of the respective Transactions. The Adviser is not affiliated with the Sub-Advisers or the Sub-Manager. The New Agreements are not expected to result in any reduction in the nature, extent or quality of sub-advisory or sub-management services provided to the Portfolios. The portfolio management teams at the Sub-Advisers and the Sub-Manager that managed the Fund’s portfolios have continued to do so after the effective dates of the New Agreements. The advisory fee rates payable by the Fund to the Adviser, and the sub-advisory fee rates payable by the Adviser to the Sub-Advisers remain the same as the rates under the Prior Sub-Advisory Agreements. The sub-advisory fees continue to be paid by the Adviser and not by the Fund. The sub-management fees continue to be paid by Janus and not by the Fund or the Adviser.

II.	Sub-Advisory Agreements

The following is a brief summary of the material terms of the New Sub-Advisory Agreements, which are attached as Appendix A. You should read Appendix A for a complete understanding of the New Sub-Advisory Agreements.

The material terms of the New Sub-Advisory Agreements are identical to those of the Prior Agreements, which were approved by the Board without submission to shareholders. The Sub-Advisory Agreements provide that the Sub-Adviser will, among other things:

(1)	provide investment advice and recommendations to the Portfolios with respect to the Portfolios’ investments, consistent with the Portfolios’ investment policies and restrictions;

(2)	arrange for the purchase and sale of the Portfolios’ securities;

(3)	provide, at its expense, all necessary investment and management facilities; and

(4)	provide periodic reports regarding the investment activity and composition of the Portfolios.

III.	Sub-Advisory Fee Arrangements

There are no changes to the sub-advisory fee structure as a result of the approval of the New Sub-Advisory Agreements.

IV.	Information About the Sub-Advisers

Alliance Bernstein L.P.

AllianceBernstein manages the ON AB Mid Cap Core Portfolio, ON AB Small Cap Portfolio and ON Risk Managed Value Portfolio. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is a Delaware limited partnership, the majority of the limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2021, AllianceBernstein managed approximately $779 billion in assets.

The following are the names and principal occupations of the principal executive officers and directors of AllianceBernstein.

Name	Principal Occupation
Seth Bernstein	Director, Chief Executive Officer
Kate Burke	Chief Operating Officer
Kyle C. DiGangi	Chief Compliance Officer
Mark Manley	General Counsel
William Siemers	Chief Financial Officer (Interim)
Karl Sprules	Head of Global Technology and Operations
Nella Domenici	Independent Director

Daniel G. Kaye	Independent Director
Kristi Matus	Independent Director
Das Narayandas	Independent Director
Charles G.T. Stonehill	Independent Director
Todd Walthall	Independent Director
Jeffrey Hurd	Director
Joan Lamm-Tennant	Director
Nick Lane	Director
Mark Pearson	Director

BlackRock Investment Management, LLC

BlackRock manages the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Balanced Allocation Portfolio (equity component only), ON BlackRock Advantage International Equity Portfolio, ON BlackRock Advantage Large Cap Value Portfolio and ON iShares Managed Risk Balanced Portfolio. BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock Investment Management, LLC is an indirect, wholly-owned subsidiary and affiliate of BlackRock, Inc. BlackRock, Inc. and its affiliates had approximately $10.01 trillion in investment company and other portfolio assets under management as of December 31, 2021.

The following are the names and principal occupations of the principal executive officers and directors of BlackRock, Inc.

Name	Principal Occupation
Laurence D. Fink	Director, Chief Executive Officer & Chairman
R. Andrew Dixon III	Secretary
Robert Kapito	Director, President
Philippe Matsumoto	Treasurer & Managing Director
Christopher J. Meade	General Counsel, Chief Legal Officer & Senior Managing Director
Gary Shedlin	Chief Financial Officer & Senior Managing Director
Bader M. Alsaad	Chairman of the Board of Directors
Pamela Daley	Director
Jessica P. Einhorn	Director
Beth Ford	Director
William E. Ford	Director
Fabrizio Freda	Director
Murry S. Gerbe	Lead Independent Director
Peggy L. Johnson	Director
Cheryl D. Mills	Director
Gordon M. Nixon	Director
Kristin Peck	Director
Charles H. Robbins	Director
Marco Antonio Slim Domit	Director
Hans E. Vestberg	Director
Susan L. Wagner	Director
Mark Wilson	Director

Federated Investment Management Company

Federated manages the ON Federated High Income Bond Portfolio and the ON Federated Core Plus Bond Portfolio. Federated t is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated has been an investment adviser since 2003. It is an indirect subsidiary of Federated Hermes, Inc. Together with other Federated Hermes affiliates, Federated manages the Federated group of mutual funds.

The following are the names and principal occupations of the principal executive officers and directors of Federated .

Name	Principal Occupation
John Fisher	Trustee, President, Chief Executive Officer
George Andrew Bonnewell	Vice President, Secretary
Deborah Ann Cunningham	Executive Vice President, Chief Investment Officer – Money Markets
J. Christopher Donahue	Trustee, Chairman
Thomas Donahue	Trustee, Treasurer
Mary Jo Ochsen	Senior Vice President, Chief Investment Officer – Tax-Free Money Markets
Robert John Ostrowski	Executive Vice President, Chief Investment Officer – Global Fixed Income
Stephen P. Van Meter	Chief Compliance Officer
James Joseph Gallagher	Trustee

Geode Capital Management, LLC

Geode manages the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and ON Nasdaq-100® Index Portfolio. Geode’s principal business address is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110. Geode had approximately $945 billion in discretionary assets under management as of December 31, 2021.

The following are the names and principal occupations of the principal executive officers and directors of Geode.

Name	Principal Occupation
Bob Minicus	Director, President and Chief Executive Officer
Joseph Cirardi	Chief Compliance Officer
Sorin Codreanu	Chief Financial Officer
Jeffrey Stuart Miller	Chief Operating Officer
Matthew Nevins	General Counsel
Philip Bullen	Director
Michael Even	Director
Lionel T. Harris	Chairman of the Board of Directors
Alok Kapoor	Director
Kim Kenly	Director
Arlene Rockefeller	Director
Eric D. Roiter	Director
Thomas M. Sprague	Director
Jennifer Stonestreet Uhrig	Director

Janus Henderson Investors US LLC

Janus manages the ON Janus Henderson Forty Portfolio and the ON Janus Henderson U.S. Low Volatility Portfolio. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc. JHG had approximately $432 billion in assets under management as of December 31, 2021.

The following are the names and principal occupations of the principal executive officers and directors of Janus Henderson Investors US LLC.

Name	Principal Occupation
Bruce Koepfgen	President
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Head of Legal, North America
Brennan Hughes	Chief Accounting Officer & Treasurer
John Ingram	Head of Adviser Distribution
Tiphani Kruger	Head of Human Resources
Karlene Lacy	Global Head of Tax
Kristin Mariani	Chief Compliance Officer
Michelle Rosenberg	General Counsel

V.	Board Approval of the New Sub-Advisory Agreements

At a special meeting held on June 22, 2021 the Board of Directors, including a majority of the Independent Directors of the Fund, approved a new Investment Advisory Agreement with the Adviser, and, as applicable, a New Sub-Advisory Agreement with each Sub-Adviser for the Portfolios identified above, effective upon the closing of the Ohio National Transaction. The Directors noted that the Prior Advisory Agreement and each Prior Sub-Advisory Agreement were last considered by the Directors either at their November 12, 2020 meeting or their February 17, 2021 meeting. The Directors observed that the New Advisory Agreement and New Sub-Advisory Agreements were presented at the meeting because the anticipated Ohio National Transaction would effect a change of control in the Adviser and terminate the Prior Advisory Agreement and Prior Sub-Advisory Agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for the Portfolios. The Directors also noted that the Adviser reports to the Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Finally, the Board noted that the Adviser provides the facilities and equipment utilized by the Portfolios; supplies business management services to the Fund, including monitoring expenses accruals and preparing the Portfolios’ financial statements; prepares and files Fund registration statements, proxies, shareholder reports and other regulatory filings; provides financial oversight; and ensures that proxies related to each Portfolio’s holdings are voted in compliance with policies approved by the Board.

In considering the New Advisory Agreement and New Sub-Advisory Agreements, the Board requested, received and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date, through March 31, 2021, (2) comparative performance, advisory fee, and expense ratio information for a peer group of funds in each respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), through March 31, 2021, (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (5) a profitability analysis for the Adviser with respect to each Portfolio; and (6) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors acknowledged that the information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers had not changed since they were last considered in either November 2020 or February 2021. With respect to the ON AB Mid Cap Core Portfolio and ON AB Small Cap Portfolio, the Adviser verbally provided updated performance data for the period after May 1, 2021. The Directors noted that in November 2020 and February 2021, they reviewed management fee peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer group’s advisory fees, as well as other comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios, as applicable. The Directors had continued access to the previously provided information and noted no materials changes since the information was last considered. The Directors took into account information regarding the services provided by the Adviser and each Sub-Adviser, and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark index(es) and peer group.

The Directors were assisted by experienced independent legal counsel throughout the review process. The Directors discussed the proposed approvals in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. Each Director relied upon the advice of independent legal counsel and his or her own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and each New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Advisory Agreement and each New Sub-Advisory Agreement.

Nature, Extent and Quality of Services.

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios, as well as the quality of administrative and other services provided by the Adviser, which include monitoring each Sub-Adviser’s performance, monitoring the quality of each Sub-Adviser’s compliance program and providing other support to contract owners. The Directors also considered the quality of the Adviser’s compliance programs and the Adviser’s responsiveness to Board inquiries and requests.

For each Portfolio subject to a sub-advisory agreement, the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Directors determined that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance.

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance for the quarter-to-date, year-to-date, 1-year, 3-year and 5-year periods ended March 31, 2021 (except where noted), as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub- Adviser and the Adviser’s timeliness in responding to performance issues. The Directors discussed with the Adviser representatives certain Portfolios that underperformed their respective benchmarks. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses.

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion, all funds identified as a fund-of-funds, and for all Portfolios other than the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio and the ON Nasdaq-100 Index Portfolio, all index funds. Non-index funds were excluded from the Morningstar Peer Group for the ON S&P 500 Index Portfolio, ON S&P MidCap 400 Index Portfolio, and the ON Nasdaq-100 Index Portfolio.

When applicable, the Board considered the amount of the net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio.

When applicable, the Board also considered the fees paid to the Sub-Advisers. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement at an arm’s-length basis and noted that, when the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios, it has usually passed some, if not all, of the decrease on to shareholders by reducing its advisory fee. The Board relied on information provided in November 2020 or February 2021 to consider the fees the Adviser and Sub-Advisers charge their separately managed institutional accounts and other accounts and expressed no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it was difficult to make comparisons of advisory fees because there were variations in the services that were included in the fees paid by other funds and separately managed accounts.

Profitability.

The Directors reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub- advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser had contractually agreed to limit Portfolio expenses and reimburse expenses to the extent necessary to keep total Portfolio expenses at or below a specified amount. The Directors further considered the statement of a representative of the Adviser that the profitability calculations account for all of the Adviser’s costs in providing services to the Fund, including services outside the investment advisory function (such as Fund operations and legal functions). The Directors discussed that, if an adviser is extremely efficient, resulting in enhanced profitability, the adviser’s effective use of resources should not be penalized on a comparative basis. The Directors then considered potential benefits that the Adviser may receive in connection with the Fund, noting in particular that its insurance company parent earns revenue on the variable products through which the Fund is available as an investment vehicle. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in suitably allocating the Adviser’s expenses across the Portfolios given the Adviser’s shared efforts with respect to the Portfolios.

In considering the reasonableness of the sub-advisory fees paid by the Adviser to each Sub- Adviser, the Directors relied on the ability of the Adviser to negotiate the sub-advisory fee at arm’s length, noting that the Adviser is not affiliated with any Sub-Adviser. The Directors also noted that the sub-advisory fees were paid by the Adviser and not by a Portfolio and, therefore, the Adviser was incentivized to negotiate a favorable fee. The Directors noted that they further considered the breakpoints established in the sub-advisory agreements and the impact of these breakpoints on the Sub-Adviser’s profitability at the November 2020 or February 2021 meetings. The Board discussed economies of scale and agreed it was a matter more appropriately considered at the Advisory Agreement level. The Board concluded that the profitability, fees and potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in its deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale.

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to the funds in their respective peer groups. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio was likely to benefit from economies of scale as the Portfolio’s net assets increased, and that the existing breakpoints are appropriate.

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended March 31, 2021.

ON Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors focused on the year-to-date and 1-year performance for the Portfolio as the performance prior to May 2020 was attributable to the prior sub-adviser. They noted that the Portfolio underperformed its benchmark index and peer group over the year-to-date and 1-year periods. The Directors observed that none of the Portfolio’s peers had a risk management overlay. The Directors discussed that since March 31, 2021, the decline in interest rates had positively impacted the Portfolio and the Portfolio had been outperforming its benchmark index and peer group. The Directors noted that the Portfolio’s advisory fee and net expense ratio were higher than its peer group’s average, but considered the Adviser’s comment that other funds in the peer group do not have risk management overlays and the fee differential is consistent with industry charges for risk management overlay services. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Balanced Allocation Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index and peer group for the year-to-date and 1-year periods. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its benchmark index and peer group, it had improved significantly. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.

ON Federated Core Plus Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors recalled that the Portfolio commenced operations on May 1, 2020 and observed that it had outperformed its benchmark index and peer group since inception. The Directors noted that the Portfolio’s advisory fee was slightly above the peer group average while its net expense ratio was slightly below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and its advisory fee and sub-advisory fees were reasonable.

ON Federated High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Directors observed that the Portfolio outperformed its benchmark index for the year-to-date, 1-year and 3-year periods and outperformed its peer group over all time periods. The Directors noted that the advisory fee was above the peer group average, while the net expense ratio was on par with the peer group average. The Adviser noted that the Portfolio was smaller than most of its peers, thus not allowing the portfolio to take advantage of adviser fee break points, and that many of its peers were managed by larger fund complexes. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Core Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio underperformed its benchmark index and peer group for the year-to-date and 1- year period. The Directors remarked that although the Portfolio’s performance for the year-to- date lagged its benchmark index and peer group, it had improved significantly. The Directors considered that the Portfolio’s advisory fee was in line with its peer group’s average and its net expense ratio was below its peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory fee and sub-advisory fees were reasonable.

ON Janus Henderson Forty Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Directors reviewed the Portfolio’s performance and noted that it underperformed its benchmark index over the year-to-date, 1-year and 3-year periods but outperformed its benchmark index over the 5-year period and had significantly outperformed its peer group across the 3-year and 5-year periods. The Directors noted that the Portfolio’s advisory fee was in line with the peer group average while its net expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, and the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Large Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-adviser. They observed that the Portfolio outperformed its benchmark index for the year-to-date but underperformed its benchmark index over the 1-year period and its peer group over both periods. The Directors remarked that although the Portfolio’s performance for the year-to-date lagged its peer group, it had improved significantly. The Directors noted that the Portfolio’s advisory fee was slightly below the peer group average and that the Portfolio’s net expense ratio was below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was improving and the advisory fee and sub-advisory fee were reasonable.

ON BlackRock Advantage Large Cap Value Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-adviser. The Directors considered that the Portfolio underperformed its benchmark index and peer group over both periods. The Directors noted that although the Portfolio’s performance continued to lag the benchmark index and peer group over the year-to-date, it had improved significantly. The Board noted that the Portfolio’s advisory fee was in line with the peer group average, and its expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was improving and that its advisory fee and sub-advisory fee were reasonable.

ON AB Mid Cap Core Portfolio, formerly the ON Janus Henderson Enterprise Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors recalled that the Sub-Adviser assumed management of the Portfolio in May 2021 and that performance as of March 31, 2021 was attributable to the prior sub-adviser. The Directors discussed the Adviser’s representation that the Portfolio had outperformed the benchmark index and peer group since May 1, 2021. The Directors considered the Adviser’s representation that the gross advisory fee and net expense ratio for the Portfolio were lower since the Sub-Adviser assumed management of the Portfolio. Overall, the Directors concluded that the Portfolio’s performance was improving and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to February 2019 was attributable to the prior sub-advisor. They observed that the Portfolio outperformed the benchmark over the 1-year period and the peer group over both periods. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and the advisory fee and sub-advisory fee were reasonable.

ON AB Small Cap Portfolio, formerly the ON Janus Henderson Venture Portfolio (Adviser – ONI, Sub-Adviser – AllianceBernstein). The Directors recalled that the Sub-Adviser assumed management of the Portfolio in May 2021 and that performance as of March 31, 2021 was attributable to the prior sub-adviser. The Directors discussed the Adviser’s representation that the Portfolio had underperformed the benchmark index and peer group since May 1, 2021. The Directors considered the Adviser’s representation that the gross advisory fee and net expense ratio for the Portfolio were lower since the Sub-Adviser assumed management of the portfolio. Overall, the Directors concluded that the Sub-Adviser should be given more time to manage the Portfolio and that the advisory and sub-advisory fees were reasonable.

ON BlackRock Advantage International Equity Portfolio (Adviser – ONI, Sub-Adviser – BlackRock). The Directors focused on the year-to-date and 1-year performance for the Portfolio, as the performance prior to December 2019 was attributable to the prior sub-advisor. The Directors observed that the Portfolio had outperformed its benchmark index over both periods and outperformed its peer group over the year-to-date period. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

ON S&P 500® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year, 3-year and 5-year periods, but it outperformed its peer group over the 3-year and 5-year periods and its performance generally was in line with the index when expenses were excluded. The Directors noted that peer group performance data for index funds was generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON Nasdaq-100® Index Portfolio (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that while the Portfolio underperformed its benchmark index across all time periods shown, its performance was generally in line with the index when expenses were excluded. The Directors noted that the Portfolio outperformed its peer group across the 1-year, 3-year and 5-year periods, but deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

ON S&P MidCap 400® Index (Adviser – ONI, Sub-Adviser – Geode). The Directors observed that the Portfolio had only been operating as an index fund since December 16, 2016 and therefore did not consider the Portfolio’s performance for the 5-year period. The Directors acknowledged that while the Portfolio underperformed its benchmark index for the year-to-date, 1-year and 3-year periods, its performance generally was in line with the benchmark index when expenses were excluded. The Directors deemed peer group performance data for index funds to be generally irrelevant and did not rely on peer group comparison performance figures for the Portfolio. The Directors noted that, while the advisory fee was above the Portfolio’s peer group average, the overall expense ratio was the statistic most important to index fund shareholders, and the Portfolio’s net expense ratio was lower than the average for the peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable and that the advisory and sub- advisory fees were reasonable.

ON Janus Henderson U.S. Low Volatility Portfolio (Adviser – ONI, Sub-Adviser – Janus). The New Sub-Advisory Agreement was approved by the initial shareholder prior to the commencement of operations on June 23, 2021.

*     *     *

After consideration of the foregoing, the Board reached the following conclusions regarding the New Advisory Agreement and the New Sub-Advisory Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Adviser and the Sub-Advisers demonstrated that they possessed the capability and resources to perform the duties required of them under the New Advisory Agreement and applicable New Sub-Advisory Agreements, respectively; (b) the investment philosophy, strategies and techniques of the Sub-Advisers were appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Advisers were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) the Adviser and the Sub-Advisers maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the New Advisory Agreements and, the New Sub-Advisory Agreements were in the best interests of the Portfolios and their shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the New Advisory Agreement and, the New Sub-Advisory Agreements for the Portfolios.

VI.	Sub-Management Agreement

The material terms of the New Sub-Management Agreement are identical to those of the Prior Sub-Management Agreement, which was approved by the Board without submission to shareholders.

VII.	Sub-Advisory Fee Arrangements

There are no changes to the sub-advisory fee structure as a result of the approval of the New Sub-Management Agreement.

VIII.	Information About the Sub-Manager

Intech Investment Management LLC

Intech is located at 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401. Intech is a specialized global equity management firm that applies advanced mathematics and systematic portfolio rebalancing to harness a reliable source of excess returns and a key to risk control – stock price volatility. Founded in 1987 by pioneering mathematician Dr. E. Robert Fernholz, the firm serves some of the world’s leading institutional investors. Intech applies its investment approach across four investment platforms which address specific return and risk objectives – relative or absolute. These strategies only differ by the client’s desired benchmark and risk budget and include enhanced equity, active equity, defensive equity and absolute return investment solutions within the U.S., global and non-U.S. regions. As of December 31, 2021, Intech managed $38 billion in assets .

Name	Principal Occupation
Jose L. Marques	Chief Executive Officer
Adrian Banner	Chief Investment Officer
Bart Gancher	Chief Compliance Officer
Justin Wright	Chief Operating Officer & General Counsel

IX.	Board Approval of the New Sub-Management Agreement

The Directors convened a special meeting on March 30, 2022 in response to the Intech Transaction, which would result in a change in control of Intech and require approval of the sub-Management Agreement. At that meeting, the Board re-reviewed materials submitted by the Adviser, Sub-Adviser and Sub-Manager at meetings held on February 12, 2020 and November 11, 2021, where the Directors approved the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, with Janus and the Prior Sub-Management Agreement with Intech. To assist the Board in its consideration of the New Sub-Management Agreement, the Board reviewed updated Portfolio performance information for the period June 23, 2021 (the date of inception) to December 31, 2021. The Directors noted that the Portfolio underperformed its benchmark since inception but acknowledged that underperformance was expected due to the Portfolio’s low volatility strategy. The Portfolio performed within its peer group over the same time period. The Directors noted that the Portfolio’s advisory fee and net expense ratio were below the averages of its peer group. Overall, the Directors concluded that the Portfolio’s performance was acceptable, and the advisory fee and sub-advisory fee were reasonable.

X.	Other Information

The Adviser and Administrator. The Adviser serves as investment adviser for the Fund and its Portfolios. The Adviser is wholly-owned by The Ohio National Life Insurance Company (“ONLIC”), which serves as the principal administrator for the Fund. The Adviser and ONLIC are located at One Financial Way, Montgomery, Ohio 45242.

Annual and Semi-Annual Reports. The Fund has previously sent its most recent Annual Report and Semi-Annual Report to its shareholders. Copies are available, without charge, by writing to the Fund at One Financial Way, Montgomery, Ohio 45242 or by calling 877.665.6642.

Outstanding Shares. The Portfolios have one class of shares, 100% of which are owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”), National Security Life and Annuity Company (“NSLAC”) and four other Portfolios of the Fund (ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio and ON Growth Model Portfolio). The address of Ohio National, NSLAC and the Fund is One Financial Way, Montgomery, Ohio 45242.

As of December 31, 2021, there were 28,680,963 shares of the ON S&P 500® Index Portfolio issued and outstanding. ONLIC owned 47.8% of these shares; ONLAC owned 3.1%; NSLAC owned 0.9%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	12,569,550	43.8%
Ohio National Variable Account B	41,895	0.1%
Ohio National Variable Account C	1,112,612	3.9%
Ohio National Variable Account D	14,143	0.0%
Ohio National Variable Account R	882,819	3.1%
National Security Variable Account L	858	0.0%
National Security Variable Account N	268,039	0.9%
ON Moderately Conservative Model Portfolio	792,271	2.8%
ON Balanced Model Portfolio	3,547,016	12.4%
ON Moderate Growth Model Portfolio	7,705,026	26.9%
ON Growth Model Portfolio	1,746,734	6.1%

As of December 31, 2021, there were 16,687,871 shares of the ON S&P MidCap 400® Index Portfolio issued and outstanding. ONLIC owned 16.8% of these shares; ONLAC owned 0.2%; NSLAC owned 0.3%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	2,561,970	15.3%
Ohio National Variable Account C	247,358	1.5%
Ohio National Variable Account D	2,815	0.0%
Ohio National Variable Account R	35,205	0.2%
National Security Variable Account N	44,892	0.3%
ON Moderately Conservative Model Portfolio	536,920	3.2%
ON Balanced Model Portfolio	3,749,935	22.5%
ON Moderate Growth Model Portfolio	7,542,423	45.2%
ON Growth Model Portfolio	1,966,353	11.8%

As of December 31, 2021, there were 12,473,160 shares of the ON Nasdaq-100® Index Portfolio issued and outstanding. ONLIC owned 67.4% of these shares; ONLAC owned 1.9%; NSLAC owned 1.4%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	7,779,116	62.4%
Ohio National Variable Account B	2,070	0.0%
Ohio National Variable Account C	613,777	4.9%
Ohio National Variable Account D	7,134	0.1%
Ohio National Variable Account R	234,672	1.9%
National Security Variable Account N	171,497	1.4%
ON Moderately Conservative Model Portfolio	197,033	1.6%
ON Balanced Model Portfolio	764,507	6.1%
ON Moderate Growth Model Portfolio	2,075,882	16.6%
ON Growth Model Portfolio	627,472	5%

As of December 31, 2021, there were 9,751,951 shares of the ON BlackRock Advantage Large Cap Core Portfolio issued and outstanding. ONLIC owned 58% of these shares; ONLAC owned 8.2%; NSLAC owned 3.2%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	5,238,417	53.7%
Ohio National Variable Account B	150,334	1.5%
Ohio National Variable Account C	255,965	2.6%
Ohio National Variable Account D	22,776	0.2%
Ohio National Variable Account R	797,577	8.2%
National Security Variable Account N	312,953	3.2%
ON Moderately Conservative Model Portfolio	125,585	1.3%
ON Balanced Model Portfolio	487,280	5.0%
ON Moderate Growth Model Portfolio	1,764,160	18.1%
ON Growth Model Portfolio	599,904	6.2%

As of December 31, 2021, there were 5,165,883 shares of the ON BlackRock Advantage Small Cap Growth Portfolio issued and outstanding. ONLIC owned 43.5% of these shares; ONLAC owned 2.2%; NSLAC owned 2.7%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	2,091,341	40.5%
Ohio National Variable Account B	1,045	0.0%
Ohio National Variable Account C	147,264	2.9%
Ohio National Variable Account D	6,215	0.1%
Ohio National Variable Account R	113,519	2.2%
National Security Variable Account N	138,610	2.7%
ON Balanced Model Portfolio	575,141	11.1%
ON Moderate Growth Model Portfolio	1,561,693	30.2%
ON Growth Model Portfolio	531,055	10.3%

As of December 31, 2021, there were 2,420,732 shares of the ON BlackRock Advantage Large Cap Growth Portfolio issued and outstanding. ONLIC owned 23.9% of these shares; ONLAC owned 0.3%; NSLAC owned 2.8%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	547,929	22.6%
Ohio National Variable Account B	1,813	0.1%
Ohio National Variable Account C	27,057	1.1%
Ohio National Variable Account D	2,008	0.1%
Ohio National Variable Account R	7,504	0.3%
National Security Variable Account N	67,887	2.8%
ON Balanced Model Portfolio	324,660	13.4%
ON Moderate Growth Model Portfolio	1,175,408	48.6%
ON Growth Model Portfolio	266,466	11.0%

As of December 31, 2021, there were 13,004,724 shares of the ON BlackRock Balanced Allocation Portfolio issued and outstanding. ONLIC owned 94.5% of these shares; ONLAC owned 2%; and NSLAC owned 3.5%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	12,030,869	92.5%
Ohio National Variable Account B	33,938	0.3%
Ohio National Variable Account C	219,966	1.7%
Ohio National Variable Account D	5,389	0.0%
Ohio National Variable Account R	258,698	2.0%
National Security Variable Account N	455,864	3.5%

As of December 31, 2021, there were 27,520,247 shares of the ON BlackRock Advantage International Equity Portfolio issued and outstanding. ONLIC owned 32.1% of these shares; ONLAC owned 1.9%; NSLAC owned 0.6%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	8,466,422	30.8%
Ohio National Variable Account B	49,501	0.2%
Ohio National Variable Account C	316,278	1.1%
Ohio National Variable Account D	11,878	0.0%
Ohio National Variable Account R	522,743	1.9%
National Security Variable Account N	156,991	0.6%
ON Moderately Conservative Model Portfolio	687,106	2.5%
ON Balanced Model Portfolio	4,739,614	17.2%
ON Moderate Growth Model Portfolio	9,652,175	35.1%
ON Growth Model Portfolio	2,917,539	10.6%

As of December 31, 2021, there were 13,770,503 shares of the ON BlackRock Advantage Large Cap Value Portfolio issued and outstanding. ONLIC owned 17.4% of these shares; ONLAC owned 0.5%; NSLAC owned 2.3%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	2,315,377	16.8%
Ohio National Variable Account B	1,390	0.0%
Ohio National Variable Account C	78,702	0.6%
Ohio National Variable Account D	5,891	0.0%
Ohio National Variable Account R	68,045	0.5%
National Security Variable Account N	318,307	2.3%
ON Moderately Conservative Model Portfolio	475,811	3.5%
ON Balanced Model Portfolio	2,307,734	16.8%
ON Moderate Growth Model Portfolio	6,683,983	48.5%
ON Growth Model Portfolio	1,515,263	11.0%

As of December 31, 2021, there were 7,886,256 shares of the ON Federated High Income Bond Portfolio issued and outstanding. ONLIC owned 42% of these shares; ONLAC owned 1.7%; NSLAC owned 2.9%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	2,979,422	37.8%
Ohio National Variable Account B	6,908	0.1%
Ohio National Variable Account C	318,320	4.0%
Ohio National Variable Account D	5,077	0.1%
Ohio National Variable Account R	135,302	1.7%
National Security Variable Account L	1,034	0.0%
National Security Variable Account N	228,504	2.9%
ON Moderately Conservative Model Portfolio	652,366	8.3%
ON Balanced Model Portfolio	1,518,741	19.3%
ON Moderate Growth Model Portfolio	1,832,830	23.2%
ON Growth Model Portfolio	207,752	2.6%

As of December 31, 2021, there were 69,547,243 shares of the ON Federated Core Plus Bond Portfolio issued and outstanding. ONLIC owned 64.3% of these shares; NSLAC owned 1.9%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	44,564,703	64.1%
Ohio National Variable Account B	10,861	0.0%
Ohio National Variable Account C	51,622	0.1%
Ohio National Variable Account D	36,003	0.1%
National Security Variable Account N	1,324,947	1.9%
ON Moderately Conservative Model Portfolio	3,553,681	5.1%
ON Balanced Model Portfolio	8,485,290	12.2%
ON Moderate Growth Model Portfolio	11,520,136	16.5%

As of December 31, 2021, there were 26,048,392 shares of the ON Risk Managed Balanced Portfolio issued and outstanding. ONLIC owned 97.9% of these shares and NSLAC owned 2.1%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	25,389,332	97.5%
Ohio National Variable Account C	106,984	0.4%
Ohio National Variable Account D	570	0.0%
National Security Variable Account N	551,506	2.1%

As of December 31, 2021, there were 3,971,239 shares of the ON AB Small Cap Portfolio issued and outstanding. ONLIC owned 47.1% of these shares; ONLAC owned 8.8%; NSLAC owned 1.9%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	1,534,827	38.6%
Ohio National Variable Account B	29,157	0.7%
Ohio National Variable Account C	298,977	7.5%
Ohio National Variable Account D	12,593	0.3%
Ohio National Variable Account R	348,947	8.8%
National Security Variable Account N	75,943	1.9%
ON Moderately Conservative Model Portfolio	66,048	1.7%
ON Balanced Model Portfolio	256,270	6.5%
ON Moderate Growth Model Portfolio	927,808	23.4%
ON Growth Model Portfolio	420,669	10.6%

As of December 31, 2021, there were 1,675,713 shares of the ON AB Mid Cap Core Portfolio issued and outstanding. ONLIC owned 52.5% of these shares; ONLAC owned 10.7%; NSLAC owned 0.5%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	804,799	48.0%
Ohio National Variable Account B	14,534	0.9%
Ohio National Variable Account C	53,078	3.2%
Ohio National Variable Account D	6,108	0.4%
Ohio National Variable Account R	179,886	10.7%
National Security Variable Account N	8,822	0.5%
ON Moderately Conservative Model Portfolio	45,086	2.7%
ON Balanced Model Portfolio	174,937	10.4%
ON Moderate Growth Model Portfolio	316,673	18.9%
ON Growth Model Portfolio	71,790	4.3%

As of December 31, 2021, there were 3,902,584 shares of the ON Janus Henderson Forty Portfolio issued and outstanding. ONLIC owned 46.7% of these shares; ONLAC owned 5.6%; NSLAC owned 0.7%; and other Portfolios of the Fund owned the remainder of the shares. These shares were allocated to Ohio National and NSLAC’s separate accounts and the Fund as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	1,520,506	39.0%
Ohio National Variable Account B	6,065	0.2%
Ohio National Variable Account C	287,007	7.3%
Ohio National Variable Account D	8,267	0.2%
Ohio National Variable Account R	220,083	5.6%
National Security Variable Account N	28,574	0.7%
ON Moderately Conservative Model Portfolio	77,288	2.0%
ON Balanced Model Portfolio	299,885	7.7%
ON Moderate Growth Model Portfolio	1,085,712	27.8%
ON Growth Model Portfolio	369,197	9.5%

As of December 31, 2021, there were 88,468,357 shares of the ON Janus Henderson U.S. Low Volatility Portfolio issued and outstanding. ONLIC owned 97.5% of these shares and NSLAC owned 2.5%. These shares were allocated to Ohio National and NSLAC’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	86,083,714	97.3%
Ohio National Variable Account B	1,066	0.0%
Ohio National Variable Account C	208,160	0.2%
Ohio National Variable Account D	8,806	0.0%
Ohio National Variable Account X	100	0.0%
National Security Variable Account N	2,166,511	2.5%

Director Ownership in the Fund. None of the Directors of the Fund directly owns shares of the Fund. With the exception of Christopher A. Carlson, the Directors owned no variable contracts issued by ONLIC or NSLAC that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. As of December 31, 2021, the Directors owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Portfolios.

Appendix A

Sub-Advisory Agreements:

Appendix A.1 – ON High Income Bond Portfolio

Appendix A.2 – ON Nasdaq-100® Index Portfolio

Appendix A.3 – ON S&P 500® Index Portfolio

Appendix A.4 – ON S&P MidCap 400® Index Portfolio

Appendix A.5 – ON Janus Henderson Forty Portfolio

Appendix A.6 – ON BlackRock Balanced Allocation Portfolio

Appendix A.7 – ON BlackRock Advantage Large Cap Core Portfolio

Appendix A.8 – ON BlackRock Advantage Large Cap Growth Portfolio

Appendix A.9 – ON BlackRock Advantage Small Cap Growth Portfolio

Appendix A.10 – ON BlackRock Advantage International Equity Portfolio

Appendix A.11 – ON BlackRock Advantage Large Cap Value Portfolio

Appendix A.12 – ON Risk Managed Balanced Portfolio

Appendix A.13 – ON Federated Core Plus Bond Portfolio

Appendix A.14 – ON AB Mid Cap Core Portfolio

Appendix A.15 – ON AB Small Cap Portfolio

Appendix A.1

SUBADVISORY AGREEMENT

This Subadvisory Agreement (this "Agreement") is entered into as of the 31st day of March, 2022, by and between Ohio National Investments, Inc., an Ohio corporation(the "Adviser") and Federated Investment Management Company, a Delaware business trust ("FIMCO").

WHEREAS, the Adviser has entered into an advisory agreement dated May 1, 1996, (the "Advisory Agreement") with Ohio National Fund, Inc., a Maryland corporation (the "Company"), pursuant to which the Adviser provides portfolio management services to the ON Federated High Income Bond Portfolio (the “Portfolio”), a series of the Company;

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers; and

WHEREAS, the Adviser and the Board of directors (the "Board") of the Company desire to retain FIMCO to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Adviser and FIMCO agree as follows:

1.       Appointment of Subadviser. The Adviser hereby appoints FIMCO as subadviser for the Portfolio and authorizes FIMCO, in its discretion and without prior consultation with the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds, instruments financial contracts and other investment assets ("Securities”) on behalf of the Portfolio. Subject to the supervision of the Adviser and the Board, FIMCO will manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of, and exercise of all rights pertaining to, the Securities comprising the Portfolio. FIMCO may invest the Portfolio in such proportions of stocks, bonds, instruments, financial contracts, cash and other investment assets as FIMCO shall determine, and may dispose of Securities without regard to the length of time the Securities have been held, the resulting rate of portfolio turnover or any tax considerations, provided that all investments shall conform with:

(a)	the Portfolio’s investment objectives, policies, limitations, procedures and guidelines set forth in the documents listed on Schedule 1 to this Agreement;

(b)	any additional objectives, policies or guidelines established by the Adviser or by the Board that have been furnished in writing to FIMCO;

(c)	the provisions of Section 851 of the Internal Revenue Code ("IRC") applicable to "regulated investment companies";

(d)	the diversification requirements specified in Section 817(h) of the IRC, and the regulations thereunder; and

(e)	the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder applicable to the Portfolio.

2.       Representations and Warranties.

(a)	FIMCO hereby represents and warrants to the Adviser that: (i) it is a business trust duly formed and validly existing under the laws of Delaware, (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (iii) it is registered with the Securities and Exchange Commission (“SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business and (iv) it has furnished to the Adviser true and complete copies of all the documents listed on Schedule 2 to this Agreement.

(b)	The Adviser hereby represents and warrants to FIMCO that: (i) it is a corporation duly formed and validly existing under the laws of Ohio, (ii) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (iii) it is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business and (iv) it has furnished to FIMCO true and complete copies of all the documents listed on Schedule 1 to this Agreement.

3.       Information and Reports.

(a)	The Adviser will promptly notify FIMCO of any material change in any of the documents listed on Schedule 1 to this Agreement and will provide FIMCO with copies of any such modified document. The Adviser will also provide FIMCO with a list, to the best of the Adviser's knowledge, of all affiliated persons of Adviser (and any affiliated person of such an affiliated person) and will promptly update the list whenever the Adviser becomes aware of any additional affiliated persons.

(b)	FIMCO will maintain books and records relating to its management of the Portfolio under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Company and FIMCO will permit the Adviser, the Company and the SEC to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Prior to each Board meeting, FIMCO will provide the Adviser and the Board with reports regarding its management of the Portfolio during the interim period, in such form as may be mutually agreed upon by FIMCO and the Adviser. FIMCO will also provide the Adviser with any information regarding its management of the Fund required for any shareholder report, amended registration statement or prospectus supplement filed by the Company with the SEC.

4.       Conditions to Agreement. FIMCO's and the Adviser's obligations under this Agreement are subject to the satisfaction of the following conditions precedent:

(a)	Receipt by FIMCO of a certificate of an officer of the Company stating that (i) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the directors, who are not interested persons of FIMCO or the Adviser, cast in person at a meeting of the Board called for the purpose of voting on such approval, and (ii) this Agreement and the Advisory Agreement have been approved by the vote of a majority of the outstanding voting securities of the Portfolio;

(b)	Receipt by FIMCO of certified copies of instructions from the Company to its custodian designating the persons specified by FIMCO as "Authorized Persons" under the Company's custody agreement;

(c)	The Company's execution and delivery of a limited power of attorney in favor of FIMCO, in a form mutually agreeable to FIMCO, the Adviser and the Board;

(d)	Receipt by FIMCO of Board resolutions, certified by an officer of the Company, adopting all procedures and guidelines required by any exemptive order listed on Schedule 2 to this Agreement; and

(e)	Any other documents, certificates or other instruments that FIMCO or the Adviser may reasonable request from the Company.

5.       Compensation. For the services provided under this Agreement, the Adviser will pay to FIMCO a fee at an annual rate of 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million and 0.25% of the average daily net assets of the Portfolio in excess of $75 million. Such fees will accrue daily and will be paid monthly. If this Agreement is effective for only a portion of a month, the fees will be prorated for the portion of such month during which this Agreement is in effect.

6.       Allocation of Transactions and Brokerage.

(a)	To the extent consistent with applicable law, FIMCO may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of FIMCO or its affiliated persons. In such event, allocation of the Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by FIMCO in the manner FIMCO considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(b)	FIMCO will place purchase and sell orders for the Portfolio with or through such banks, brokers, dealers, futures commission merchants or other firms dealing in Securities ("'Brokers") as it determines, which may include Brokers that are affiliated persons of FIMCO, provided such orders are exempt from the provisions of Section 17(a), (d) and (e) of the 1940 Act. FIMCO will use its best efforts to obtain execution of transactions for the Portfolio at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the services received. FIMCO may, however, select Brokers on the basis that they provide brokerage or research services or research products to the Portfolio and/or other advisory clients of FIMCO and its affiliated investment advisers as to which FIMCO and those affiliated investment advisers exercise investment discretion. In selecting Brokers, FIMCO may also consider the reliability, integrity and financial condition of the Broker, and the size of and difficulty in executing the order.

(c)	To the extent consistent with applicable law, and subject to review by the Board, FIMCO may pay a Broker an amount of commission for effecting a Securities transaction in excess of the amount of commission or dealer spread another Broker would have charged for effecting that transaction, if FIMCO determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or research services provided by such Broker to the Portfolio and/or other clients of FIMCO and its affiliated investment advisers as to which FIMCO and those affiliated investment advisers exercise investment discretion. This determination, with respect to brokerage and research services or research products, may be viewed in terms of either that particular transaction or the overall responsibilities which FIMCO and its affiliates have with respect to the Portfolio or their other clients as to which FIMCO and its affiliates exercise investment discretion, and may include services or products that FIMCO does not use in managing the Portfolio.

7.       Nonexclusive Agreement. The investment management services provided by FIMCO hereunder are not to be deemed to be exclusive, and FIMCO shall be free to render similar services to other advisers, investment companies, and other types of clients.

8.       Limitation of Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of FIMCO, or of reckless disregard by FIMCO of its obligations and duties hereunder, FIMCO shall not be subject to any liability to the Adviser, the Portfolio, the Company, any shareholder or the Portfolio, or to any person, firm or organization. Subject to the above-stated standard of care, FIMCO shall be liable for any taxes or tax penalties incurred by a Fund for any failure of a Fund to qualify as a regulated investment company under Section 851 of the IRC as a result of FIMCO's management of the Portfolio. The Adviser, the Company and the Portfolio are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of FIMCO and agrees that the obligations assumed by FIMCO pursuant to this Agreement will be limited in any case to FIMCO and its assets and the Adviser, the Company and the Portfolio shall not seek satisfaction of any such obligations from the shareholders of FIMCO, the trustees of FIMCO, officers, employees or agents of FIMCO, or any of them.

9.       Pricing. The Adviser, the Company and the Portfolio hereby acknowledge that FIMCO is not responsible for pricing portfolio Securities, and that the Adviser, the Company, the Portfolio and FIMCO will rely on the pricing agent chosen by the Board of the Company for prices of Securities, for any purposes.

10.       Limited Power of Attorney. Subject to any other written instructions of the Adviser or the Company, FIMCO is hereby appointed the Company's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as FIMCO shall be requested by brokers, dealers, counter parties and other persons in connection with its management of the Portfolio's assets. The Adviser and the Company hereby ratify and confirm as good and effectual, at law or in equity, all that FIMCO and its officers and employees, may do in its capacity as attorney-in-fact. However, nothing herein shall be construed as imposing a duty on FIMCO to act or assume responsibility for any matters in its capacity as attorney-in-fact for the Company. Any person, partnership, corporation or other legal entity dealing with FIMCO in its capacity as attorney-in-fact hereunder for the Company is hereby expressly put on notice that FIMCO is acting solely in the capacity as an agent of the Company and that any such person, partnership, corporation or other legal entity must look solely to the Company for enforcement of any claim against the Company as FIMCO assumes no personal liability whatsoever for obligations of the Company entered into by FIMCO in its capacity as attorney-in-fact for the Company. FIMCO agrees to provide the Adviser and the Company with copies of any such agreements executed on behalf of the Company.

11.       Term. This Agreement shall begin as of the date of its execution and shall continue in effect for a period of two years from the date hereof and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Adviser or FIMCO at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement will terminate automatically as to the Portfolio in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Adviser's Advisory Agreement as to the Portfolio.

12.       Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

13.       Governing Law and Construction. This .Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. Any terms defined in 1940 Act, and not otherwise defined in this Agreement, are used with the same meaning in this Agreement.

14.       Use of FIMCO's Name. FIMCO hereby agrees that the Adviser, the Company, their affiliated broker-dealers and affiliated life insurance companies may use FIMCO's name and logo in advertising and marketing materials for the Company and any variable insurance products through which the Portfolio may be offered as funding vehicles, provided, that FIMCO has reviewed and approved any such materials prior to their use.

15.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

Federated Investment Management Company

By:	/s/ John B. Fisher
John B. Fisher, President/CEO

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

Appendix A.2

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and Geode Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON Nasdaq-100® Index Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.     Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Nasdaq-100® Index Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to (i) select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith, and (ii) to enter into and perform other financial contracts to effect investment-related transactions on behalf of the Portfolio. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d)  In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 2.      Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.      Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.      Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.05% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, and 0.04% of the next one hundred and fifty million dollars ($150 million) of the average daily net assets of the Portfolio, and 0.03% of the average daily net assets of the Portfolio in excess of two hundred and fifty million dollars ($250 million) (the "Sub-Advisory Fees"). The Sub-Adviser shall be entitled to a minimum aggregate per annum fee of $150,000 (the “Minimum Fee”). The Minimum Fee shall be aggregated across and with respect to all funds and/or portfolios sub-advised by the Sub-Advisor for the Adviser. The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.      Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

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(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.      Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

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(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.      Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.      Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.      Representations and Warranties

(a) Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;

(2)	either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(3)	the Fund is exempt from registration under the Commodity Exchange Act pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), and the Fund is in compliance with the requirements of CFTC Rule 4.5; and

(4)	the execution, delivery and performance of this Agreement are within Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

(b) Sub-Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;

(2)	it is duly registered with the NFA and under the CEA as a commodity pool operator and commodity trading advisor; and

(3)	the execution, delivery and performance of this Agreement are within Sub-Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.
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SECTION 10.      Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 11.      Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 12.      Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

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If to the Adviser:

Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Jeffrey S. Miller

Chief Operating Officer

Geode Capital Management, LLC

100 Summer Street, 12th Floor

Boston, MA 02110

With a copy to:

Matt Nevins

General Counsel

Geode Capital Management, LLC

100 Summer Street, 12th Floor

Boston, MA 02110

SECTION 13.      Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the Commonwealth of Massachusetts without reference to the choice of law provisions thereof.

SECTION 14.      Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 15.      Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

7

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

Geode Capital Management, LLC

By:	/s/ Jeffrey Miller
Jeffrey Miller, Chief Operating Officer

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

8

Appendix A.3

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and Geode Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON S&P 500® Index Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.     Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the S&P 500® Index Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to (i) select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith, and (ii) to enter into and perform other financial contracts to effect investment-related transactions on behalf of the Portfolio. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d)  In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

SECTION 2.      Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.      Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.      Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of 0.010% of the average daily net assets of the Portfolio (the “Sub-Advisory Fees”). The Sub-Adviser shall be entitled to a minimum aggregate per annum fee of $150,000 (the “Minimum Fee”). The Minimum Fee shall be aggregated across and with respect to all funds and/or portfolios sub-advised by the Sub-Advisor for the Adviser. The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.      Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.      Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.      Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.      Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.      Representations and Warranties

(a) Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;

(2)	either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(3)	the Fund is exempt from registration under the Commodity Exchange Act pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), and the Fund is in compliance with the requirements of CFTC Rule 4.5; and

(4)	the execution, delivery and performance of this Agreement are within Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

(b) Sub-Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;

(2)	it is duly registered with the NFA and under the CEA as a commodity pool operator and commodity trading advisor; and

(3)	the execution, delivery and performance of this Agreement are within Sub-Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

SECTION 10.      Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 11.      Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 12.      Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Jeffrey S. Miller

Chief Operating Officer

Geode Capital Management, LLC

100 Summer Street, 12th Floor

Boston, MA 02110

With a copy to:

Matt Nevins

General Counsel

Geode Capital Management, LLC

100 Summer Street, 12th Floor

Boston, MA 02110

SECTION 13.      Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the Commonwealth of Massachusetts without reference to the choice of law provisions thereof.

SECTION 14.      Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 15.      Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

Geode Capital Management, LLC

By:	/s/ Jeffrey Miller
Jeffrey Miller, Chief Operating Officer

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

Appendix A.4

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and Geode Capital Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON S&P MidCap 400® Index Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.      Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the S&P MidCap 400® Index Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to (i) select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith, and (ii) to enter into and perform other financial contracts to effect investment-related transactions on behalf of the Portfolio. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d)  In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

SECTION 2.       Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.       Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.       Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.039% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, and 0.038% of the next one hundred and fifty million dollars ($150 million) of the average daily net assets of the Portfolio, 0.037% of the next two hundred and fifty million dollars ($250 million) of the average daily net assets of the Portfolio, 0.036% of the next five hundred dollars ($500 million) of the average daily net assets of the Portfolio, and 0.035% of the average daily net assets of the Portfolio in excess of one billion dollars ($1 billion) (the "Sub-Advisory Fees"). The Sub-Adviser shall be entitled to a minimum aggregate per annum fee of $150,000 (the “Minimum Fee”). The Minimum Fee shall be aggregated across and with respect to all funds and/or portfolios sub-advised by the Sub-Adviser for the Adviser. The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.       Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.       Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.       Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.       Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.       Representations and Warranties

(a) Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;

(2)	either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(3)	the Fund is exempt from registration under the Commodity Exchange Act pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), and the Fund is in compliance with the requirements of CFTC Rule 4.5; and

(4)	the execution, delivery and performance of this Agreement are within Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

(b) Sub-Adviser hereby represents and warrants that:

(1)	it is duly registered as an investment adviser under the Advisers Act;

(2)	it is duly registered with the NFA and under the CEA as a commodity pool operator and commodity trading advisor; and

(3)	the execution, delivery and performance of this Agreement are within Sub-Adviser’s powers and this Agreement constitutes a legal, valid and binding obligation.

SECTION 10.       Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 11.       Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 12.       Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Jeffrey S. Miller

Chief Operating Officer

Geode Capital Management, LLC

100 Summer Street, 12th Floor

Boston, MA 02110

With a copy to:

Matt Nevins

General Counsel

Geode Capital Management, LLC

100 Summer Street, 12th Floor

Boston, MA 02110

SECTION 13.       Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the Commonwealth of Massachusetts without reference to the choice of law provisions thereof.

SECTION 14.       Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 15.       Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

Geode Capital Management, LLC

By:	/s/ Jeffrey Miller
Jeffrey Miller, Chief Operating Officer

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

Appendix A.5

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and Janus Henderson Investors US LLC, a Delaware limited liability company (the "Sub- Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the ON Janus Henderson Forty Portfolio ("Portfolio") of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

  SECTION 1.        Investment Advisory Services

(a)            The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary and exclusive basis the cash, securities and other assets of the Portfolio. The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub- Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

(b)             All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c)             Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions and trading agreements in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information and in accordance with the Sub-Adviser’s best execution policies. The Sub-Adviser may, on behalf of the Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transactions or in terms of the Sub-Adviser's overall responsibilities with respect to the Portfolio and the accounts as to which the Sub-Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients. The Adviser shall provide such assistance in setting up brokerage or other accounts as the Sub-Adviser may reasonably request.

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(d)             In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and 4) coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and compliance with the diversification requirements of Section 817(h) of the Code.

(e)             In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

(f)             In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g)             The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require, other than proprietary information and provided that the Sub-Adviser shall not be responsible for portfolio accounting nor shall it be required to generate information derived from Portfolio accounting data.

(h)             In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser, the other sub-adviser or the Fund.

(i)             The Portfolio assets shall be maintained in the custody of the custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

(j)             Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by Adviser with respect to transactions in securities or other assets concerning the Portfolio or another sub-advised fund, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(k)             The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard of index, including other clients of the Sub-Adviser, whether public or private.

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SECTION 2.          Expenses

(a)            The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)            The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy and class action material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

       SECTION 3.          Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub- Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

       SECTION 4.          Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rate of 0.40% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Portfolio during the month preceding each payment, 0.35% of the next four hundred million dollars ($400,000,000), and 0.30% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500,000,000) (the "Sub-Advisory Fee") during such period. The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub- Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub- Advisory Fee.

      SECTION 5.           Limitation of Liability of Sub-Adviser

(a)            The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub- Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser sha1l not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, (other than taxes on the Sub-Adviser's income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for, and shall indemnify the Fund and hold it harmless from and against, any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser's management of the Balanced Component of the Portfolio.

(b)            In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

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       SECTION 6.          Services to Other Clients and the Fund

(a)            Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub- Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub- Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(b)            On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, but shall be under no obligation, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(c)            The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.          Proxies and Class Actions

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser's policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser's policies upon written request.

The Adviser acknowledges and agrees that the Sub-Adviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Portfolio. The Adviser will instruct the applicable service providers not to forward to the Sub-Adviser any information concerning such actions. The Sub- Adviser will, however, forward to the Adviser any information it receives regarding any legal matters involving any asset held in the Portfolio.

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SECTION 8.          Reports to the Sub-Adviser

(a)             The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser shall forward to the Sub-Adviser drafts of all amendments to the Fund's registration statement that are related to the Portfolio, and the Adviser shall afford the Sub-Adviser an opportunity to comment thereon prior to filing with the Securities and Exchange Commission.

SECTION 9.          Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 10.        Termination of Agreement Assignment

(a)            This Agreement may be terminated by the Adviser or Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund. A vote by a majority of the Fund’s outstanding voting securities (within the meaning of the 1940 Act) is not required, as the Adviser has authority to enter into this Agreement pursuant to the exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b)            This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c)             Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11.        Notices

(a)            The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b)            Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

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If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box237

Cincinnati, Ohio 45201

Fax No. (513) 794-4506

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237 Cincinnati, Ohio 45201

Attention: General Counsel

If to the Sub-Adviser:

Janus Henderson Investors US LLC

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

SECTION 12.        Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13.        Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The parties agree to comply with all applicable law in connection with the performance of this Agreement.

SECTION 14.        Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 15.        Representations and Warranties of Sub-Adviser

 The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)             The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b)            The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

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(c)            The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub- Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)            This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)            A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(f)             The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 16.        Representations and Warranties of Adviser.

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)          The Adviser is registered as an investment adviser under the Advisers Act;

 (b)         Either (i) it is not a member of the National Futures Association (“NFA”) and is not required to be registered with the NFA or under the Commodity Exchange Act, as amended (the “CEA”), or (ii) if it is a member of the NFA or registered under the CEA, it has notified Sub-Adviser in writing of its status; in any such case, Adviser agrees to promptly notify Sub-Adviser of any change in its NFA membership status or if it becomes required to become a member of the NFA or register under the CEA;

(c)            The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)            The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)            This Agreement is a valid and binding agreement of the Adviser;

(f)            A true and complete copy of the Form ADV of the Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Sub-Adviser, and the inforn1ation contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g)            The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement.

(h)            The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

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SECTION 17.        Survival of Representations and Warranties: Duty to Update Information.

All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 15 and 16 hereof shall survive for the duration of this Agreement and the Parties hereto shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, the Sub-Adviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available.

SECTION 18.        Confidentiality

Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Portfolio to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Sub-Adviser, except as necessary for the performance of its duties under this Agreement or its agreement to provide investment advisory services to the Fund, or as required by law upon prior written notice to the Sub-Adviser. The Sub-Adviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit its affiliates, employees, officers, directors, agents, contractors or the Portfolio to, without prior written consent of the Sub-Adviser, use the name or mark "Janus" or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, the Adviser shall immediately cease, and the Adviser shall cause the Portfolio to immediately cease, all use of the Janus name or any Janus mark.

SECTION 19.        Non-Exclusivity

Adviser acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that Sub-Adviser is free to enter into similar agreements and arrangements with other entities.

SECTION 20.        Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties in this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.
By:	/s/ Gary Rodmaker
Gary Rodmaker
President

Janus Henderson Investors US LLC

By:	/s/ Russell P. Shipman
Russell P. Shipman
Head of Retirement Sales and Strategy

Accepted & Agreed
Ohio National Fund, Inc.
By:	/s/ Tara York
Tara York
President

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Appendix A.6

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and BlackRock Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to a portion of the series of the Fund designated as the ON BlackRock Balanced Allocation Portfolio (such series shall hereinafter be referred to as the “Portfolio”) on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.       Investment Advisory Services

(a)	The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser).

(b)	All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (to the extent any such interpretations have been communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the supervision and direction of the Adviser.

(c)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

1.	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

2.	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

3.	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

4.	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code. For the avoidance of doubt, the Adviser agrees and acknowledges that the Sub-Adviser is not the tax agent for the Fund or the Portfolio. The Sub-Adviser shall monitor the Portfolio pursuant to this subsection (4) based upon the books and records with respect to the Portfolio as provided by the Adviser or the Fund’s administrator, Custodian or other service providers. At or before the end of each calendar quarter, the Sub-Adviser shall notify the Adviser if the Sub-Adviser believes it has a reasonable basis for believing that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M or Section 817(h) of the Code. Without limiting the preceding obligations of the Sub-Adviser, if the Adviser notifies the Sub-Adviser that the Adviser has determined, in its sole discretion, that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M and Section 817(h) of the Code, the Sub-Adviser shall immediately take action to bring the Portfolio back into compliance within the applicable statutory cure period; provided, however that such action shall not, in and of itself, constitute an admission by the Sub-Adviser that the Portfolio is not in compliance with Subchapter M or Section 817(h) of the Code. To the extent the Portfolio assets allocated to the Sub-Adviser pursuant to this Agreement do not constitute all of the assets of the Portfolio, the Sub-Adviser agrees that it will manage such assets in accordance with the investment limitations and other restrictions under the 1940 Act or as referenced herein as if the such assets constituted a separate investment company registered under the 1940 Act.

(d)	The Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund and/or Portfolio, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation.

(e)	In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Fund’s custodian (the “Custodian”) on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. In addition, the Sub-Adviser shall have authority to instruct the Custodian to (i) pay cash for securities and other property delivered to the Custodian for the Portfolio’s assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Portfolio and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meeting the obligations of the Portfolio with respect to any investments made pursuant to the Prospectus.

(f)	In the event the Advisor or Custodian engages in securities lending activities with respect to the Portfolio, the Sub-Advisor will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Sub-Advisor shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.
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(g)	Consistent with the Prospectus and subject to the supervision of Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. In selecting brokers or dealers to execute transactions on behalf of the Portfolio, it shall be the policy of the Sub-Adviser to seek to obtain best execution and the Sub-Adviser agrees to act in conformance with its best execution policies and procedures. In assessing best execution, the Sub-Adviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts (as defined herein) over which the Sub-Adviser exercises investment discretion.

(h)	Subject to the Sub-Adviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Portfolio as set forth above, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Portfolio and to its other clients and in a manner consistent with the Sub-Adviser’s allocation policies and procedures. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Portfolio.

(i)	The Adviser acknowledges that (i) the Sub-Adviser is not the pricing agent for the Fund or the Portfolio, (b) the Sub-Adviser’s valuation policies may differ from the valuation policies of the Fund’s pricing agent and valuation committee and (c) therefore, the valuations made by the Portfolio may differ from the valuations made by or on behalf of the Sub-Adviser for other accounts that the Sub-Adviser manages. The Adviser further acknowledges that any certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, agrees that nothing in this Agreement shall require Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Portfolio assets and to maintain their confidentiality.

(j)	In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser; provided that the Sub-Adviser may retain copies of any such records. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Sub-Adviser’s management of the Portfolio.
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(k)	As reasonably requested by the Adviser, the Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(l)	The Sub-Adviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

SECTION 2.       Expenses

(a)	The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)	The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, fees paid to the Fund’s Board of Directors, SEC or other regulatory fees and state Blue Sky qualification fees, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, any extraordinary expenses and all other costs incident to the Portfolio’s existence.

SECTION 3.       Use of Services of Others

(a)	Sub-Adviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Sub-Adviser remains solely responsible for the provision of services under this Agreement and provided further that such utilization shall not include any activity that could be construed as the provision of investment advice or that could be interpreted as causing the affiliate to be serving or acting as an investment adviser to the Portfolio. For the avoidance of doubt, delegation of services to affiliates under this Section 3(a) shall not relieve the Sub-Adviser of any obligations under this Agreement, including without limitation the indemnification obligations related to such services as provided under Section 5 hereunder.

(b)	The Sub-Adviser may (at its expense) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.
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SECTION 4.       Sub-Advisory Fees

The Adviser, or the Fund on behalf of the Adviser, will pay the Sub-Adviser the compensation specified in Appendix A. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.       Limitation of Liability of Sub-Adviser; Indemnification

(a)	The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in this Section 5, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Sub-Adviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or reckless disregard by the Sub-Adviser of its obligations and duties, hereunder.

(b)	The Adviser shall indemnify the Sub-Adviser and the Sub-Adviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Sub-Adviser Indemnified Parties”) against, and hold such Sub-Adviser Indemnified Parties harmless from, any cost, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omissions of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Sub-Adviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(c)	The Sub-Adviser shall indemnify the Fund, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC or (ii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(d), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Portfolio’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h) of the Code to the extent resulting from a material breach of the Sub-Adviser's duties under this Agreement or any breach of its obligations under Section 1(c)(4). For clarity, the Sub-Adviser shall not be liable for other taxes or penalties incurred by the Portfolio or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.
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(d)	In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.       Services to Other Clients and the Fund

(a)	Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities, whether similar or dissimilar in nature to the services hereunder, on behalf of other customers, which may include one or more private funds, entities registered under the 1940 Act and fiduciary or other managed accounts (collectively, “accounts”). It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other entities registered under the 1940 Act. In addition, it is understood that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Sub-Adviser’s right or the right of any of the Sub-Adviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

(b)	While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of the Sub-Adviser’s other accounts; provided that any such information, recommendations and actions supplied to and done on behalf of the Portfolio and to any other client is supplied in an impartial and fair manner and consistent with the Sub-Adviser’s fiduciary duties and obligations to the Portfolio. The Sub-Adviser agrees to use the same skill and care in providing services to the Portfolio as it uses in providing services to other similar accounts for which it has investment responsibility. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.
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SECTION 7.       Reports

(a)	The Adviser shall timely furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require, and reasonably request, in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser will also promptly notify the Sub-Adviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Fund; (ii) placed limitations upon either of their activities, functions, or operations that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.

(b)	The Sub-Adviser will promptly notify the Adviser, as permitted by applicable law in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Sub-Adviser; (ii) placed limitations upon its activities, functions, or operations that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Sub-Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

(c)	The Sub-Adviser will promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, except where such registration is not reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

SECTION 8.       Proxies and Class Actions

(a)	The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

(b)	The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Sub-Adviser assets.

SECTION 9.       Confidentiality

The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. For the avoidance of doubt, the parties may disclose such information to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. The foregoing shall not be applicable to any information (i) that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 9, (ii) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation, (iii) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement, (iv) independently developed by the receiving party without reference or reliance upon the confidential information, or (v) that is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 10.       Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)	A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)	The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.
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SECTION 11.       Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Fund is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

(c)	The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)	This Agreement is a valid and binding agreement of the Adviser;

(f)	The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 12.       Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 13.       Termination of Agreement; Assignment

(a)	This Agreement may be terminated by the Adviser or the Sub-Adviser at any time (including during the initial two year term) without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).
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(c)	Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 14.       Notices

(d)	Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4645

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

BlackRock Investment Management

1 University Square

Princeton, NJ 08536

Attn: Kerrianne Berneck

SECTION 15.       Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of New York without reference to the choice of law provisions thereof.

SECTION 16.       Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 17.       Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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SECTION 18.       Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 19.       Survival

Sections 5, 9 and this Section 19 shall survive termination of this Agreement

SECTION 20.       General

This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated. If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

BlackRock Investment Management, LLC

By:	/s/ Matthew Soifer
Matthew Soifer, Managing Director

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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Appendix A

Sub-Advisory Fees

The Sub-Adviser shall be entitled to aggregate Sub-Advisory Fees for the Combined Portfolios (defined below) at the following annual rates:

0.20% of first $500 million of the average daily net assets of the Combined Portfolios

0.18% over $500 million of the average daily net assets of the Combined Portfolios

The Adviser will be responsible for allocating the aggregate Sub-Advisory Fees paid to the Sub-Adviser to each of the Combined Portfolios based on the percentage of its average daily net assets that represents the average daily net assets of the Combined Portfolios.

“Combined Portfolios” shall mean the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio and the portion of the ON BlackRock Balanced Allocation Portfolio which the Sub-Adviser manages.

The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day.

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Appendix A.7

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and BlackRock Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to the series of the Fund designated as the ON BlackRock Advantage Large Cap Core Portfolio (the “Portfolio”) on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.       Investment Advisory Services

(a)	The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b)	All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (to the extent any such interpretations have been communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the supervision and direction of the Adviser.

(c)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

1.	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

2.	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

3.	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

4.	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code. For the avoidance of doubt, the Adviser agrees and acknowledges that the Sub-Adviser is not the tax agent for the Fund or the Portfolio. The Sub-Adviser shall monitor the Portfolio pursuant to this subsection (4) based upon the books and records with respect to the Portfolio as provided by the Adviser or the Fund’s administrator, Custodian or other service providers. At or before the end of each calendar quarter, the Sub-Adviser shall notify the Adviser if the Sub-Adviser believes it has a reasonable basis for believing that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M or Section 817(h) of the Code. Without limiting the preceding obligations of the Sub-Adviser, if the Adviser notifies the Sub-Adviser that the Adviser has determined, in its sole discretion, that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M and Section 817(h) of the Code, the Sub-Adviser shall immediately take action to bring the Portfolio back into compliance within the applicable statutory cure period; provided, however that such action shall not, in and of itself, constitute an admission by the Sub-Adviser that the Portfolio is not in compliance with Subchapter M or Section 817(h) of the Code.

(d)	The Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund and/or Portfolio, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation.

(e)	In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Fund’s custodian (the “Custodian”) on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. In addition, the Sub-Adviser shall have authority to instruct the Custodian to (i) pay cash for securities and other property delivered to the Custodian for the Portfolio’s assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Portfolio and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meeting the obligations of the Portfolio with respect to any investments made pursuant to the Prospectus.

(f)	In the event the Advisor or Custodian engages in securities lending activities with respect to the Portfolio, the Sub-Advisor will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Sub-Advisor shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

(g)	Consistent with the Prospectus and subject to the supervision of Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. In selecting brokers or dealers to execute transactions on behalf of the Portfolio, it shall be the policy of the Sub-Adviser to seek to obtain best execution and the Sub-Adviser agrees to act in conformance with its best execution policies and procedures. In assessing best execution, the Sub-Adviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts (as defined herein) over which the Sub-Adviser exercises investment discretion.
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(h)	Subject to the Sub-Adviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Portfolio as set forth above, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Portfolio and to its other clients and in a manner consistent with the Sub-Adviser’s allocation policies and procedures. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Portfolio.

(i)	The Adviser acknowledges that (i) the Sub-Adviser is not the pricing agent for the Fund or the Portfolio, (b) the Sub-Adviser’s valuation policies may differ from the valuation policies of the Fund’s pricing agent and valuation committee and (c) therefore, the valuations made by the Portfolio may differ from the valuations made by or on behalf of the Sub-Adviser for other accounts that the Sub-Adviser manages. The Adviser further acknowledges that any certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, agrees that nothing in this Agreement shall require Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Portfolio assets and to maintain their confidentiality.

(j)	In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser; provided that the Sub-Adviser may retain copies of any such records. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Sub-Adviser’s management of the Portfolio.

(k)	As reasonably requested by the Adviser, the Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.
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(l)	The Sub-Adviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

SECTION 2.        Expenses

(a)	The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)	The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, fees paid to the Fund’s Board of Directors, SEC or other regulatory fees and state Blue Sky qualification fees, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, any extraordinary expenses and all other costs incident to the Portfolio’s existence.

SECTION 3.        Use of Services of Others

(a)	Sub-Adviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Sub-Adviser remains solely responsible for the provision of services under this Agreement and provided further that such utilization shall not include any activity that could be construed as the provision of investment advice or that could be interpreted as causing the affiliate to be serving or acting as an investment adviser to the Portfolio. For the avoidance of doubt, delegation of services to affiliates under this Section 3(a) shall not relieve the Sub-Adviser of any obligations under this Agreement, including without limitation the indemnification obligations related to such services as provided under Section 5 hereunder.

(b)	The Sub-Adviser may (at its expense) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.        Sub-Advisory Fees

The Adviser, or the Fund on behalf of the Adviser, will pay the Sub-Adviser the compensation specified in Appendix A. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

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SECTION 5.        Limitation of Liability of Sub-Adviser; Indemnification

(a)	The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in this Section 5, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Sub-Adviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or reckless disregard by the Sub-Adviser of its obligations and duties, hereunder.

(b)	The Adviser shall indemnify the Sub-Adviser and the Sub-Adviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Sub-Adviser Indemnified Parties”) against, and hold such Sub-Adviser Indemnified Parties harmless from, any cost, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omissions of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Sub-Adviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(c)	The Sub-Adviser shall indemnify the Fund, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC or (ii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(d), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Portfolio’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h) of the Code to the extent resulting from a material breach of the Sub-Adviser's duties under this Agreement or any breach of its obligations under Section 1(c)(4). For clarity, the Sub-Adviser shall not be liable for other taxes or penalties incurred by the Portfolio or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.
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(d)	In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.        Services to Other Clients and the Fund

(a)	Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities, whether similar or dissimilar in nature to the services hereunder, on behalf of other customers, which may include one or more private funds, entities registered under the 1940 Act and fiduciary or other managed accounts (collectively, “accounts”). It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other entities registered under the 1940 Act. In addition, it is understood that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Sub-Adviser’s right or the right of any of the Sub-Adviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

(b)	While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of the Sub-Adviser’s other accounts; provided that any such information, recommendations and actions supplied to and done on behalf of the Portfolio and to any other client is supplied in an impartial and fair manner and consistent with the Sub-Adviser’s fiduciary duties and obligations to the Portfolio. The Sub-Adviser agrees to use the same skill and care in providing services to the Portfolio as it uses in providing services to other similar accounts for which it has investment responsibility. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

SECTION 7.        Reports

(a)	The Adviser shall timely furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require, and reasonably request, in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser will also promptly notify the Sub-Adviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Fund; (ii) placed limitations upon either of their activities, functions, or operations that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.
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(b)	The Sub-Adviser will promptly notify the Adviser, as permitted by applicable law in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Sub-Adviser; (ii) placed limitations upon its activities, functions, or operations that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Sub-Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

(c)	The Sub-Adviser will promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, except where such registration is not reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

SECTION 8.        Proxies and Class Actions

(a)	The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Advsier’s policies upon written request.

(b)	The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Sub-Adviser assets.

SECTION 9.        Confidentiality

The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. For the avoidance of doubt, the parties may disclose such information to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. The foregoing shall not be applicable to any information (i) that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 9, (ii) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation, (iii) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement, (iv) independently developed by the receiving party without reference or reliance upon the confidential information, or (v) that is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 10.        Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)	A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)	The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 11.        Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;
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(b)	The Fund is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

(c)	The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)	This Agreement is a valid and binding agreement of the Adviser;

(f)	The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 12.        Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 13.        Termination of Agreement; Assignment

(a)	This Agreement may be terminated by the Adviser or the Sub-Adviser at any time (including during the initial two year term) without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c)	Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.
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SECTION 14.        Notices

(d)	Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4645

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

BlackRock Investment Management

1 University Square

Princeton, NJ 08536

Attn: Kerrianne Berneck

SECTION 15.        Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of New York without reference to the choice of law provisions thereof.

SECTION 16.        Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 17.        Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 18.        Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

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SECTION 19.        Survival

Sections 5, 9 and this Section 19 shall survive termination of this Agreement

SECTION 20.        General

This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated. If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

BlackRock Investment Management, LLC

By:	/s/ Matthew Soifer
Matthew Soifer, Managing Director

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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Appendix A

Sub-Advisory Fees

The Sub-Adviser shall be entitled to aggregate Sub-Advisory Fees for the Combined Portfolios (defined below) at the following annual rates:

0.20% of first $500 million of the average daily net assets of the Combined Portfolios

0.18% over $500 million of the average daily net assets of the Combined Portfolios

The Adviser will be responsible for allocating the aggregate Sub-Advisory Fees paid to the Sub-Adviser to each of the Combined Portfolios based on the percentage of its average daily net assets that represents the average daily assets of the Combined Portfolios.

“Combined Portfolios” shall mean the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio and the portion of the ON BlackRock Balanced Allocation Portfolio which the Sub-Adviser manages.

The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day.

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Appendix A.8

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and BlackRock Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to the series of the Fund designated as the ON BlackRock Advantage Large Cap Growth Portfolio (the “Portfolio”) on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.        Investment Advisory Services

(a)	The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b)	All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (to the extent any such interpretations have been communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the supervision and direction of the Adviser.

(c)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

1.	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

2.	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

3.	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

4.	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code. For the avoidance of doubt, the Adviser agrees and acknowledges that the Sub-Adviser is not the tax agent for the Fund or the Portfolio. The Sub-Adviser shall monitor the Portfolio pursuant to this subsection (4) based upon the books and records with respect to the Portfolio as provided by the Adviser or the Fund’s administrator, Custodian or other service providers. At or before the end of each calendar quarter, the Sub-Adviser shall notify the Adviser if the Sub-Adviser believes it has a reasonable basis for believing that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M or Section 817(h) of the Code. Without limiting the preceding obligations of the Sub-Adviser, if the Adviser notifies the Sub-Adviser that the Adviser has determined, in its sole discretion, that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M and Section 817(h) of the Code, the Sub-Adviser shall immediately take action to bring the Portfolio back into compliance within the applicable statutory cure period; provided, however that such action shall not, in and of itself, constitute an admission by the Sub-Adviser that the Portfolio is not in compliance with Subchapter M or Section 817(h) of the Code.

(d)	The Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund and/or Portfolio, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation.

(e)	In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Fund’s custodian (the “Custodian”) on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. In addition, the Sub-Adviser shall have authority to instruct the Custodian to (i) pay cash for securities and other property delivered to the Custodian for the Portfolio’s assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Portfolio and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meeting the obligations of the Portfolio with respect to any investments made pursuant to the Prospectus.

(f)	In the event the Advisor or Custodian engages in securities lending activities with respect to the Portfolio, the Sub-Advisor will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Sub-Advisor shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

(g)	Consistent with the Prospectus and subject to the supervision of Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. In selecting brokers or dealers to execute transactions on behalf of the Portfolio, it shall be the policy of the Sub-Adviser to seek to obtain best execution and the Sub-Adviser agrees to act in conformance with its best execution policies and procedures. In assessing best execution, the Sub-Adviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts (as defined herein) over which the Sub-Adviser exercises investment discretion.
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(h)	Subject to the Sub-Adviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Portfolio as set forth above, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Portfolio and to its other clients and in a manner consistent with the Sub-Adviser’s allocation policies and procedures. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Portfolio.

(i)	The Adviser acknowledges that (i) the Sub-Adviser is not the pricing agent for the Fund or the Portfolio, (b) the Sub-Adviser’s valuation policies may differ from the valuation policies of the Fund’s pricing agent and valuation committee and (c) therefore, the valuations made by the Portfolio may differ from the valuations made by or on behalf of the Sub-Adviser for other accounts that the Sub-Adviser manages. The Adviser further acknowledges that any certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, agrees that nothing in this Agreement shall require Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Portfolio assets and to maintain their confidentiality.

(j)	In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser; provided that the Sub-Adviser may retain copies of any such records. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Sub-Adviser’s management of the Portfolio.

(k)	As reasonably requested by the Adviser, the Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.
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(l)	The Sub-Adviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

SECTION 2.        Expenses

(a)	The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)	The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, fees paid to the Fund’s Board of Directors, SEC or other regulatory fees and state Blue Sky qualification fees, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, any extraordinary expenses and all other costs incident to the Portfolio’s existence.

SECTION 3.        Use of Services of Others

(a)	Sub-Adviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Sub-Adviser remains solely responsible for the provision of services under this Agreement and provided further that such utilization shall not include any activity that could be construed as the provision of investment advice or that could be interpreted as causing the affiliate to be serving or acting as an investment adviser to the Portfolio. For the avoidance of doubt, delegation of services to affiliates under this Section 3(a) shall not relieve the Sub-Adviser of any obligations under this Agreement, including without limitation the indemnification obligations related to such services as provided under Section 5 hereunder.

(b)	The Sub-Adviser may (at its expense) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.        Sub-Advisory Fees

The Adviser, or the Fund on behalf of the Adviser, will pay the Sub-Adviser the compensation specified in Appendix A. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

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SECTION 5.        Limitation of Liability of Sub-Adviser; Indemnification

(a)	The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in this Section 5, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Sub-Adviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or reckless disregard by the Sub-Adviser of its obligations and duties, hereunder.

(b)	The Adviser shall indemnify the Sub-Adviser and the Sub-Adviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Sub-Adviser Indemnified Parties”) against, and hold such Sub-Adviser Indemnified Parties harmless from, any cost, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omissions of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Sub-Adviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(c)	The Sub-Adviser shall indemnify the Fund, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC or (ii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(d), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Portfolio’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h) of the Code to the extent resulting from a material breach of the Sub-Adviser's duties under this Agreement or any breach of its obligations under Section 1(c)(4). For clarity, the Sub-Adviser shall not be liable for other taxes or penalties incurred by the Portfolio or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.
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(d)	In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.        Services to Other Clients and the Fund

(a)	Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities, whether similar or dissimilar in nature to the services hereunder, on behalf of other customers, which may include one or more private funds, entities registered under the 1940 Act and fiduciary or other managed accounts (collectively, “accounts”). It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other entities registered under the 1940 Act. In addition, it is understood that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Sub-Adviser’s right or the right of any of the Sub-Adviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

(b)	While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of the Sub-Adviser’s other accounts; provided that any such information, recommendations and actions supplied to and done on behalf of the Portfolio and to any other client is supplied in an impartial and fair manner and consistent with the Sub-Adviser’s fiduciary duties and obligations to the Portfolio. The Sub-Adviser agrees to use the same skill and care in providing services to the Portfolio as it uses in providing services to other similar accounts for which it has investment responsibility. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

SECTION 7.        Reports

(a)	The Adviser shall timely furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require, and reasonably request, in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser will also promptly notify the Sub-Adviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Fund; (ii) placed limitations upon either of their activities, functions, or operations that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.
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(b)	The Sub-Adviser will promptly notify the Adviser, as permitted by applicable law in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Sub-Adviser; (ii) placed limitations upon its activities, functions, or operations that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Sub-Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

(c)	The Sub-Adviser will promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, except where such registration is not reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

SECTION 8.        Proxies and Class Actions

(a)	The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

(b)	The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Sub-Adviser assets.

SECTION 9.        Confidentiality

The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. For the avoidance of doubt, the parties may disclose such information to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. The foregoing shall not be applicable to any information (i) that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 9, (ii) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation, (iii) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement, (iv) independently developed by the receiving party without reference or reliance upon the confidential information, or (v) that is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 10.        Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)	A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)	The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 11.        Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

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(a)	The Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Fund is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

(c)	The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)	This Agreement is a valid and binding agreement of the Adviser;

(f)	The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 12.        Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 13.        Termination of Agreement; Assignment

(a)	This Agreement may be terminated by the Adviser or the Sub-Adviser at any time (including during the initial two year term) without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c)	Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.
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SECTION 14.        Notices

(d)	Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4645

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

BlackRock Investment Management

1 University Square

Princeton, NJ 08536

Attn: Kerrianne Berneck

SECTION 15.        Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of New York without reference to the choice of law provisions thereof.

SECTION 16.        Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 17.        Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

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SECTION 18.        Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 19.        Survival

Sections 5, 9 and this Section 19 shall survive termination of this Agreement

SECTION 20.        General

This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated. If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

BlackRock Investment Management, LLC

By:	/s/ Matthew Soifer
Matthew Soifer, Managing Director

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President
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Appendix A

Sub-Advisory Fees

The Sub-Adviser shall be entitled to aggregate Sub-Advisory Fees for the Combined Portfolios (defined below) at the following annual rates:

0.20% of first $500 million of the average daily net assets of the Combined Portfolios

0.18% over $500 million of the average daily net assets of the Combined Portfolios

The Adviser will be responsible for allocating the aggregate Sub-Advisory Fees paid to the Sub-Adviser to each of the Combined Portfolios based on the percentage of its average daily net assets that represents the average daily net assets of the Combined Portfolios.

“Combined Portfolios” shall mean the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio and the portion of the ON BlackRock Balanced Allocation Portfolio which the Sub-Adviser manages.

The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day.

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Appendix A.9

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and BlackRock Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to the series of the Fund designated as the ON BlackRock Advantage Small Cap Growth Portfolio (the “Portfolio”) on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1. Investment Advisory Services

(a)	The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b)	All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (to the extent any such interpretations have been communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the supervision and direction of the Adviser.

(c)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

1.	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

2.	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

3.	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

4.	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code. For the avoidance of doubt, the Adviser agrees and acknowledges that the Sub-Adviser is not the tax agent for the Fund or the Portfolio. The Sub-Adviser shall monitor the Portfolio pursuant to this subsection (4) based upon the books and records with respect to the Portfolio as provided by the Adviser or the Fund’s administrator, Custodian or other service providers. At or before the end of each calendar quarter, the Sub-Adviser shall notify the Adviser if the Sub-Adviser believes it has a reasonable basis for believing that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M or Section 817(h) of the Code. Without limiting the preceding obligations of the Sub-Adviser, if the Adviser notifies the Sub-Adviser that the Adviser has determined, in its sole discretion, that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M and Section 817(h) of the Code, the Sub-Adviser shall immediately take action to bring the Portfolio back into compliance within the applicable statutory cure period; provided, however that such action shall not, in and of itself, constitute an admission by the Sub-Adviser that the Portfolio is not in compliance with Subchapter M or Section 817(h) of the Code.

(d)	The Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund and/or Portfolio, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation.

(e)	In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Fund’s custodian (the “Custodian”) on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. In addition, the Sub-Adviser shall have authority to instruct the Custodian to (i) pay cash for securities and other property delivered to the Custodian for the Portfolio’s assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Portfolio and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meeting the obligations of the Portfolio with respect to any investments made pursuant to the Prospectus.

(f)	In the event the Advisor or Custodian engages in securities lending activities with respect to the Portfolio, the Sub-Advisor will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Sub-Advisor shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

(g)	Consistent with the Prospectus and subject to the supervision of Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. In selecting brokers or dealers to execute transactions on behalf of the Portfolio, it shall be the policy of the Sub-Adviser to seek to obtain best execution and the Sub-Adviser agrees to act in conformance with its best execution policies and procedures. In assessing best execution, the Sub-Adviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts (as defined herein) over which the Sub-Adviser exercises investment discretion.
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(h)	Subject to the Sub-Adviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Portfolio as set forth above, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Portfolio and to its other clients and in a manner consistent with the Sub-Adviser’s allocation policies and procedures. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Portfolio.

(i)	The Adviser acknowledges that (i) the Sub-Adviser is not the pricing agent for the Fund or the Portfolio, (b) the Sub-Adviser’s valuation policies may differ from the valuation policies of the Fund’s pricing agent and valuation committee and (c) therefore, the valuations made by the Portfolio may differ from the valuations made by or on behalf of the Sub-Adviser for other accounts that the Sub-Adviser manages. The Adviser further acknowledges that any certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, agrees that nothing in this Agreement shall require Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Portfolio assets and to maintain their confidentiality.

(j)	In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser; provided that the Sub-Adviser may retain copies of any such records. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Sub-Adviser’s management of the Portfolio.

(k)	As reasonably requested by the Adviser, the Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.
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(l)	The Sub-Adviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

SECTION 2. Expenses

(a)	The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)	The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, fees paid to the Fund’s Board of Directors, SEC or other regulatory fees and state Blue Sky qualification fees, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, any extraordinary expenses and all other costs incident to the Portfolio’s existence.

SECTION 3. Use of Services of Others

(a)	Sub-Adviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Sub-Adviser remains solely responsible for the provision of services under this Agreement and provided further that such utilization shall not include any activity that could be construed as the provision of investment advice or that could be interpreted as causing the affiliate to be serving or acting as an investment adviser to the Portfolio. For the avoidance of doubt, delegation of services to affiliates under this Section 3(a) shall not relieve the Sub-Adviser of any obligations under this Agreement, including without limitation the indemnification obligations related to such services as provided under Section 5 hereunder.

(b)	The Sub-Adviser may (at its expense) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

The Adviser, or the Fund on behalf of the Adviser, will pay the Sub-Adviser the compensation specified in Appendix A. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

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SECTION 5. Limitation of Liability of Sub-Adviser; Indemnification

(a)	The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in this Section 5, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Sub-Adviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or reckless disregard by the Sub-Adviser of its obligations and duties, hereunder.

(b)	The Adviser shall indemnify the Sub-Adviser and the Sub-Adviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Sub-Adviser Indemnified Parties”) against, and hold such Sub-Adviser Indemnified Parties harmless from, any cost, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omissions of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Sub-Adviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(c)	The Sub-Adviser shall indemnify the Fund, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC or (ii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(d), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Portfolio’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h) of the Code to the extent resulting from a material breach of the Sub-Adviser's duties under this Agreement or any breach of its obligations under Section 1(c)(4). For clarity, the Sub-Adviser shall not be liable for other taxes or penalties incurred by the Portfolio or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.
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(d)	In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6. Services to Other Clients and the Fund

(a)	Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities, whether similar or dissimilar in nature to the services hereunder, on behalf of other customers, which may include one or more private funds, entities registered under the 1940 Act and fiduciary or other managed accounts (collectively, “accounts”). It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other entities registered under the 1940 Act. In addition, it is understood that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Sub-Adviser’s right or the right of any of the Sub-Adviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

(b)	While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of the Sub-Adviser’s other accounts; provided that any such information, recommendations and actions supplied to and done on behalf of the Portfolio and to any other client is supplied in an impartial and fair manner and consistent with the Sub-Adviser’s fiduciary duties and obligations to the Portfolio. The Sub-Adviser agrees to use the same skill and care in providing services to the Portfolio as it uses in providing services to other similar accounts for which it has investment responsibility. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

SECTION 7. Reports

(a)	The Adviser shall timely furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require, and reasonably request, in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser will also promptly notify the Sub-Adviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Fund; (ii) placed limitations upon either of their activities, functions, or operations that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.
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(b)	The Sub-Adviser will promptly notify the Adviser, as permitted by applicable law in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Sub-Adviser; (ii) placed limitations upon its activities, functions, or operations that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Sub-Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

(c)	The Sub-Adviser will promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, except where such registration is not reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

SECTION 8. Proxies and Class Actions

(a)	The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

(b)	The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Sub-Adviser assets.

SECTION 9. Confidentiality

The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. For the avoidance of doubt, the parties may disclose such information to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. The foregoing shall not be applicable to any information (i) that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 9, (ii) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation, (iii) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement, (iv) independently developed by the receiving party without reference or reliance upon the confidential information, or (v) that is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 10. Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)	A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)	The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 11. Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

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(b)	The Fund is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

(c)	The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)	This Agreement is a valid and binding agreement of the Adviser;

(f)	The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 12. Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 13. Termination of Agreement; Assignment

(a)	This Agreement may be terminated by the Adviser or the Sub-Adviser at any time (including during the initial two year term) without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c)	Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

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SECTION 14. Notices

(d)	Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4645

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

BlackRock Investment Management

1 University Square

Princeton, NJ 08536

Attn: Kerrianne Berneck

SECTION 15. Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of New York without reference to the choice of law provisions thereof.

SECTION 16. Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 17. Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 18. Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

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SECTION 19. Survival

Sections 5, 9 and this Section 19 shall survive termination of this Agreement

SECTION 20. General

This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated. If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

BlackRock Investment Management, LLC

By:	/s/ Matthew Soifer
Matthew Soifer, Managing Director

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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Appendix A

Sub-Advisory Fees

The Sub-Adviser shall be entitled to Sub-Advisory Fees at the following annual rate:

0.40% of the first two hundred and fifty million dollars ($250 million) of the average daily net assets of the Portfolio and 0.35% of the average daily net assets of the Portfolio in excess of two hundred fifty million dollars ($250 million)

The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day.

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Appendix A.10

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and BlackRock Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to the series of the Fund designated as the ON BlackRock Advantage International Equity Portfolio (the “Portfolio”) on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1. Investment Advisory Services

(a)	The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b)	All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (to the extent any such interpretations have been communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the supervision and direction of the Adviser.

(c)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

1.	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

2.	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

3.	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

4.	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code. For the avoidance of doubt, the Adviser agrees and acknowledges that the Sub-Adviser is not the tax agent for the Fund or the Portfolio. The Sub-Adviser shall monitor the Portfolio pursuant to this subsection (4) based upon the books and records with respect to the Portfolio as provided by the Adviser or the Fund’s administrator, Custodian or other service providers. At or before the end of each calendar quarter, the Sub-Adviser shall notify the Adviser if the Sub-Adviser believes it has a reasonable basis for believing that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M or Section 817(h) of the Code. Without limiting the preceding obligations of the Sub-Adviser, if the Adviser notifies the Sub-Adviser that the Adviser has determined, in its sole discretion, that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M and Section 817(h) of the Code, the Sub-Adviser shall immediately take action to bring the Portfolio back into compliance within the applicable statutory cure period; provided, however that such action shall not, in and of itself, constitute an admission by the Sub-Adviser that the Portfolio is not in compliance with Subchapter M or Section 817(h) of the Code.

(d)	The Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund and/or Portfolio, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation.

(e)	In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Fund’s custodian (the “Custodian”) on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. In addition, the Sub-Adviser shall have authority to instruct the Custodian to (i) pay cash for securities and other property delivered to the Custodian for the Portfolio’s assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Portfolio and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meeting the obligations of the Portfolio with respect to any investments made pursuant to the Prospectus.

(f)	In the event the Advisor or Custodian engages in securities lending activities with respect to the Portfolio, the Sub-Advisor will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Sub-Advisor shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

(g)	Consistent with the Prospectus and subject to the supervision of Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. In selecting brokers or dealers to execute transactions on behalf of the Portfolio, it shall be the policy of the Sub-Adviser to seek to obtain best execution and the Sub-Adviser agrees to act in conformance with its best execution policies and procedures. In assessing best execution, the Sub-Adviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts (as defined herein) over which the Sub-Adviser exercises investment discretion.
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(h)	Subject to the Sub-Adviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Portfolio as set forth above, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Portfolio and to its other clients and in a manner consistent with the Sub-Adviser’s allocation policies and procedures. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Portfolio.

(i)	The Adviser acknowledges that (i) the Sub-Adviser is not the pricing agent for the Fund or the Portfolio, (b) the Sub-Adviser’s valuation policies may differ from the valuation policies of the Fund’s pricing agent and valuation committee and (c) therefore, the valuations made by the Portfolio may differ from the valuations made by or on behalf of the Sub-Adviser for other accounts that the Sub-Adviser manages. The Adviser further acknowledges that any certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, agrees that nothing in this Agreement shall require Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Portfolio assets and to maintain their confidentiality.

(j)	In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser; provided that the Sub-Adviser may retain copies of any such records. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Sub-Adviser’s management of the Portfolio.

(k)	As reasonably requested by the Adviser, the Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.
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(l)	The Sub-Adviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

SECTION 2. Expenses

(a)	The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)	The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, fees paid to the Fund’s Board of Directors, SEC or other regulatory fees and state Blue Sky qualification fees, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, any extraordinary expenses and all other costs incident to the Portfolio’s existence.

SECTION 3. Use of Services of Others

(a)	Sub-Adviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Sub-Adviser remains solely responsible for the provision of services under this Agreement and provided further that such utilization shall not include any activity that could be construed as the provision of investment advice or that could be interpreted as causing the affiliate to be serving or acting as an investment adviser to the Portfolio. For the avoidance of doubt, delegation of services to affiliates under this Section 3(a) shall not relieve the Sub-Adviser of any obligations under this Agreement, including without limitation the indemnification obligations related to such services as provided under Section 5 hereunder.

(b)	The Sub-Adviser may (at its expense) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

The Adviser, or the Fund on behalf of the Adviser, will pay the Sub-Adviser the compensation specified in Appendix A. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

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SECTION 5. Limitation of Liability of Sub-Adviser; Indemnification

(a)	The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in this Section 5, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Sub-Adviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or reckless disregard by the Sub-Adviser of its obligations and duties, hereunder.

(b)	The Adviser shall indemnify the Sub-Adviser and the Sub-Adviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Sub-Adviser Indemnified Parties”) against, and hold such Sub-Adviser Indemnified Parties harmless from, any cost, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omissions of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Sub-Adviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(c)	The Sub-Adviser shall indemnify the Fund, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC or (ii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(d), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Portfolio’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h) of the Code to the extent resulting from a material breach of the Sub-Adviser's duties under this Agreement or any breach of its obligations under Section 1(c)(4). For clarity, the Sub-Adviser shall not be liable for other taxes or penalties incurred by the Portfolio or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.
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(d)	In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6. Services to Other Clients and the Fund

(a)	Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities, whether similar or dissimilar in nature to the services hereunder, on behalf of other customers, which may include one or more private funds, entities registered under the 1940 Act and fiduciary or other managed accounts (collectively, “accounts”). It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other entities registered under the 1940 Act. In addition, it is understood that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Sub-Adviser’s right or the right of any of the Sub-Adviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

(b)	While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of the Sub-Adviser’s other accounts; provided that any such information, recommendations and actions supplied to and done on behalf of the Portfolio and to any other client is supplied in an impartial and fair manner and consistent with the Sub-Adviser’s fiduciary duties and obligations to the Portfolio. The Sub-Adviser agrees to use the same skill and care in providing services to the Portfolio as it uses in providing services to other similar accounts for which it has investment responsibility. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

SECTION 7. Reports

(a)	The Adviser shall timely furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require, and reasonably request, in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser will also promptly notify the Sub-Adviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Fund; (ii) placed limitations upon either of their activities, functions, or operations that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.
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(b)	The Sub-Adviser will promptly notify the Adviser, as permitted by applicable law in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Sub-Adviser; (ii) placed limitations upon its activities, functions, or operations that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Sub-Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

(c)	The Sub-Adviser will promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, except where such registration is not reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

SECTION 8. Proxies and Class Actions

(a)	The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

(b)	The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Sub-Adviser assets.

SECTION 9. Confidentiality

The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. For the avoidance of doubt, the parties may disclose such information to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. The foregoing shall not be applicable to any information (i) that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 9, (ii) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation, (iii) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement, (iv) independently developed by the receiving party without reference or reliance upon the confidential information, or (v) that is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 10. Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)	A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)	The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 11. Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;
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(b)	The Fund is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

(c)	The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)	This Agreement is a valid and binding agreement of the Adviser;

(f)	The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 12. Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 13. Termination of Agreement; Assignment

(a)	This Agreement may be terminated by the Adviser or the Sub-Adviser at any time (including during the initial two year term) without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c)	Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.
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SECTION 14. Notices

(d)	Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4645

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

BlackRock Investment Management

1 University Square

Princeton, NJ 08536

Attn: Kerrianne Berneck

SECTION 15. Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of New York without reference to the choice of law provisions thereof.

SECTION 16. Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 17. Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 18. Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

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SECTION 19. Survival

Sections 5, 9 and this Section 19 shall survive termination of this Agreement

SECTION 20. General

This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated. If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

BlackRock Investment Management, LLC

By:	/s/ Matthew Soifer
Matthew Soifer, Managing Director

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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Appendix A

Sub-Advisory Fees

The Sub-Adviser shall be entitled to Sub-Advisory Fees at the following annual rate:

0.32% of first $200 million of the average daily net assets of the Portfolio

0.30% over $200 million of the average daily net assets of the Portfolio

The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day.

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Appendix A.11

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and BlackRock Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to the series of the Fund designated as the ON BlackRock Advantage Large Cap Value Portfolio (the “Portfolio”) on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1. Investment Advisory Services

(a)	The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b)	All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (to the extent any such interpretations have been communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the supervision and direction of the Adviser.

(c)	In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

1.	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

2.	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

3.	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

4.	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code. For the avoidance of doubt, the Adviser agrees and acknowledges that the Sub-Adviser is not the tax agent for the Fund or the Portfolio. The Sub-Adviser shall monitor the Portfolio pursuant to this subsection (4) based upon the books and records with respect to the Portfolio as provided by the Adviser or the Fund’s administrator, Custodian or other service providers. At or before the end of each calendar quarter, the Sub-Adviser shall notify the Adviser if the Sub-Adviser believes it has a reasonable basis for believing that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M or Section 817(h) of the Code. Without limiting the preceding obligations of the Sub-Adviser, if the Adviser notifies the Sub-Adviser that the Adviser has determined, in its sole discretion, that the Portfolio has ceased to comply or might reasonably be expected to fail to comply with Subchapter M and Section 817(h) of the Code, the Sub-Adviser shall immediately take action to bring the Portfolio back into compliance within the applicable statutory cure period; provided, however that such action shall not, in and of itself, constitute an admission by the Sub-Adviser that the Portfolio is not in compliance with Subchapter M or Section 817(h) of the Code.

(d)	The Sub-Adviser is authorized to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund and/or Portfolio, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation.

(e)	In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Fund’s custodian (the “Custodian”) on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. In addition, the Sub-Adviser shall have authority to instruct the Custodian to (i) pay cash for securities and other property delivered to the Custodian for the Portfolio’s assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Portfolio and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meeting the obligations of the Portfolio with respect to any investments made pursuant to the Prospectus.

(f)	In the event the Advisor or Custodian engages in securities lending activities with respect to the Portfolio, the Sub-Advisor will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Sub-Advisor shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

(g)	Consistent with the Prospectus and subject to the supervision of Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. In selecting brokers or dealers to execute transactions on behalf of the Portfolio, it shall be the policy of the Sub-Adviser to seek to obtain best execution and the Sub-Adviser agrees to act in conformance with its best execution policies and procedures. In assessing best execution, the Sub-Adviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts (as defined herein) over which the Sub-Adviser exercises investment discretion.
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(h)	Subject to the Sub-Adviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Portfolio as set forth above, the Sub-Adviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a fair and equitable manner and consistent with the Sub-Adviser’s fiduciary obligations to the Portfolio and to its other clients and in a manner consistent with the Sub-Adviser’s allocation policies and procedures. The Adviser recognizes that, in some cases, the Sub-Adviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Portfolio.

(i)	The Adviser acknowledges that (i) the Sub-Adviser is not the pricing agent for the Fund or the Portfolio, (b) the Sub-Adviser’s valuation policies may differ from the valuation policies of the Fund’s pricing agent and valuation committee and (c) therefore, the valuations made by the Portfolio may differ from the valuations made by or on behalf of the Sub-Adviser for other accounts that the Sub-Adviser manages. The Adviser further acknowledges that any certain information, data or analyses may be proprietary to the Sub-Adviser or otherwise consist of nonpublic information, agrees that nothing in this Agreement shall require Sub-Adviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Portfolio assets and to maintain their confidentiality.

(j)	In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission (“SEC”), any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser; provided that the Sub-Adviser may retain copies of any such records. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Sub-Adviser’s management of the Portfolio.

(k)	As reasonably requested by the Adviser, the Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.
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(l)	The Sub-Adviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

SECTION 2. Expenses

(a)	The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b)	The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, fees paid to the Fund’s Board of Directors, SEC or other regulatory fees and state Blue Sky qualification fees, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, any extraordinary expenses and all other costs incident to the Portfolio’s existence.

SECTION 3. Use of Services of Others

(a)	Sub-Adviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Sub-Adviser remains solely responsible for the provision of services under this Agreement and provided further that such utilization shall not include any activity that could be construed as the provision of investment advice or that could be interpreted as causing the affiliate to be serving or acting as an investment adviser to the Portfolio. For the avoidance of doubt, delegation of services to affiliates under this Section 3(a) shall not relieve the Sub-Adviser of any obligations under this Agreement, including without limitation the indemnification obligations related to such services as provided under Section 5 hereunder.

(b)	The Sub-Adviser may (at its expense) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

The Adviser, or the Fund on behalf of the Adviser, will pay the Sub-Adviser the compensation specified in Appendix A. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

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SECTION 5. Limitation of Liability of Sub-Adviser; Indemnification

(a)	The Sub-Adviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in this Section 5, the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Sub-Adviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or reckless disregard by the Sub-Adviser of its obligations and duties, hereunder.

(b)	The Adviser shall indemnify the Sub-Adviser and the Sub-Adviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Sub-Adviser Indemnified Parties”) against, and hold such Sub-Adviser Indemnified Parties harmless from, any cost, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omissions of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Sub-Adviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(c)	The Sub-Adviser shall indemnify the Fund, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC or (ii) the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(d), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Portfolio, or by any legal or beneficial owner of the Portfolio’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h) of the Code to the extent resulting from a material breach of the Sub-Adviser's duties under this Agreement or any breach of its obligations under Section 1(c)(4). For clarity, the Sub-Adviser shall not be liable for other taxes or penalties incurred by the Portfolio or its shareholders that are not attributable to the Sub-Adviser’s management of the Portfolio.
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(d)	In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6. Services to Other Clients and the Fund

(a)	Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities, whether similar or dissimilar in nature to the services hereunder, on behalf of other customers, which may include one or more private funds, entities registered under the 1940 Act and fiduciary or other managed accounts (collectively, “accounts”). It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other entities registered under the 1940 Act. In addition, it is understood that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Sub-Adviser’s right or the right of any of the Sub-Adviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

(b)	While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of the Sub-Adviser’s other accounts; provided that any such information, recommendations and actions supplied to and done on behalf of the Portfolio and to any other client is supplied in an impartial and fair manner and consistent with the Sub-Adviser’s fiduciary duties and obligations to the Portfolio. The Sub-Adviser agrees to use the same skill and care in providing services to the Portfolio as it uses in providing services to other similar accounts for which it has investment responsibility. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

SECTION 7. Reports

(a)	The Adviser shall timely furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require, and reasonably request, in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser will also promptly notify the Sub-Adviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Fund; (ii) placed limitations upon either of their activities, functions, or operations that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.
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(b)	The Sub-Adviser will promptly notify the Adviser, as permitted by applicable law in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Sub-Adviser; (ii) placed limitations upon its activities, functions, or operations that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement or have a material adverse effect on the Portfolio; (iii) suspended or revoked the Sub-Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that are reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

(c)	The Sub-Adviser will promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, except where such registration is not reasonably expected to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

SECTION 8. Proxies and Class Actions

(a)	The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

(b)	The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Sub-Adviser assets.

SECTION 9. Confidentiality

The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. For the avoidance of doubt, the parties may disclose such information to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. The foregoing shall not be applicable to any information (i) that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 9, (ii) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation, (iii) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement, (iv) independently developed by the receiving party without reference or reliance upon the confidential information, or (v) that is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 10. Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(b)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(e)	A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the SEC, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)	The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 11. Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;
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(b)	The Fund is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

(c)	The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)	This Agreement is a valid and binding agreement of the Adviser;

(f)	The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 12. Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 13. Termination of Agreement; Assignment

(a)	This Agreement may be terminated by the Adviser or the Sub-Adviser at any time (including during the initial two year term) without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b)	This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c)	Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 14. Notices

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(d)	Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4645

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

BlackRock Investment Management

1 University Square

Princeton, NJ 08536

Attn: Kerrianne Berneck

SECTION 15. Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of New York without reference to the choice of law provisions thereof.

SECTION 16. Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 17. Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 18. Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

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SECTION 19. Survival

Sections 5, 9 and this Section 19 shall survive termination of this Agreement

SECTION 20. General

This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated. If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

BlackRock Investment Management, LLC

By:	/s/ Matthew Soifer
Matthew Soifer, Managing Director

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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Appendix A

Sub-Advisory Fees

The Sub-Adviser shall be entitled to aggregate Sub-Advisory Fees for the Combined Portfolios (defined below) at the following annual rates:

0.20% of first $500 million of the average daily net assets of the Combined Portfolios

0.18% over $500 million of the average daily net assets of the Combined Portfolios

The Adviser will be responsible for allocating the aggregate Sub-Advisory Fees paid to the Sub-Adviser to each of the Combined Portfolios based on the percentage of its average daily net assets that represents the average daily net assets of the Combined Portfolios.

“Combined Portfolios” shall mean the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio and the portion of the ON BlackRock Balanced Allocation Portfolio which the Sub-Adviser manages.

The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Combined Portfolios as of the close of business each day.

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Appendix A.12

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and AllianceBernstein L.P., a Delaware master limited partnership (the "Sub- Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON Risk Managed Balanced Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.      Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON Risk Managed Balanced Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d) In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub- Adviser shall:

(1) obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4) coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 2.      Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.      Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub- Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.      Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub- advisory fees, payable monthly, at the annual rate 0.50% of the first four hundred million dollars ($400 million) of the average daily net assets of the Portfolio, 0.40% of the next eight hundred million dollars ($800 million) of the average daily net assets of the Portfolio and 0.30% of the average daily net assets of the Portfolio in excess of one billion two hundred million dollars ($1.2 billion) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub- Advisory Fees.

SECTION 5.      Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub- Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub- Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub- Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

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(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.      Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

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SECTION 7.      Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.      Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.      Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a master limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub- Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d) This Agreement is a valid and binding agreement of the Sub-Adviser;

(e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 10.    Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

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(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) This Agreement is a valid and binding agreement of the Adviser;

(e) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement;

(f) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 11.    Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 12.    Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 13.    Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events:

(1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub- Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

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(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Brian Horvath

AllianceBernstein

501 Commerce Street

Nashville, TN 37203

With a copy to:

Subadvisory Compliance

AllianceBernstein

501 Commerce Street

Nashville, TN 37203

SECTION 14.    Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 15.    Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

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SECTION 16.    Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 17.    Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 18.    General

(a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

(b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

AllianceBernstein L.P.

By:	/s/ Matthew S. White
Matthew S. White, Assistant Secretary

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President
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Appendix A.13

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and Federated Investment Management Company, a Delaware statutory trust (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement, dated August 14, 2006 (as amended from time to time, the “Advisory Agreement”) with the Fund, pursuant to which the Adviser provides portfolio management services with respect to those portions of the assets of the Fund designated as the ON Federated Core Plus Bond Portfolio; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON Federated Core Plus Bond Portfolio on the terms and conditions set forth below; and

WHEREAS, the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not interested persons of the Fund, Adviser or Sub-Adviser, have approved the Advisory Agreement and this Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.      Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON Federated Core Plus Bond Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board and by the Adviser (as communicated promptly to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information, as provided to the Sub-Adviser.

(1)	In placing any orders for the purchase or sale of investments for the Portfolio, the Sub-Adviser shall use its best efforts to seek to obtain for the Portfolio “best execution,” consistent with its obligations under applicable laws and regulations considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will securities or other assets be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the 1940 Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund.

(2)	The Sub-Adviser may select brokers, dealers and other intermediaries that are affiliated persons of the Fund, the Portfolio, the Adviser or the Sub-Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and the Sub-Adviser’s applicable policies and procedures as in effect from time to time.

(3)	The Sub-Adviser may select brokers, dealers and other intermediaries on the basis that they provide brokerage, research or other services or products to the Portfolio or other clients of the Sub-Adviser or an affiliated person of the Sub-Adviser, provided that such selections are made in accordance with the Sub-Adviser’s applicable policies and procedures as in effect from time to time.

(4)	In selecting brokers, dealers and other intermediaries, the Sub-Adviser may also consider the reliability, integrity and financial condition of a broker, dealer or other intermediary, the size of and difficulty in executing a transaction, and other factors that the Sub-Adviser deems appropriate and consistent with the Sub-Adviser’s policies and procedures as in effect from time to time.

(5)	Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reasons of such action. Subject to seeking best execution, the Adviser or the Board may direct the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment.

(6)	The Adviser shall provide the Sub-Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of the Adviser, the Fund and the Portfolio (and any affiliated person of such affiliated person), and of any issuers, or securities of issuers, that may not be purchased on behalf of the Portfolio, and the Adviser shall promptly provide the Sub-Adviser with updated written lists whenever the Adviser becomes aware of any additional affiliated persons or restricted issuers/securities or other changes to the most recently provided lists.
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(d)  In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code. Notwithstanding the foregoing, the Adviser acknowledges and agrees that the Sub-Adviser is not the compliance agent for the Fund, the Portfolio or the Adviser, may not have access to all of the books and records of the Portfolio necessary to perform certain compliance testing, and will not be obligated to request any books and records of the Portfolio not in the Sub-Adviser’s possession for purposes of compliance testing.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act or Section 204 of the Advisers Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

(i) The Adviser acknowledges and agrees, on behalf of itself, the Fund and the Portfolio, that the Sub-Adviser is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Portfolio. Notwithstanding the foregoing, the Sub-Adviser shall provide to the Adviser reasonable assistance in valuation and pricing matters.

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(j) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties, including affiliated persons of such parties, hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

SECTION 2.      Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.      Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) enter into arrangements with its affiliates or other persons or organizations for the purpose of providing certain personnel, services and facilities to the Sub-Adviser (including, for example, services provided by Federated Advisory Services Company) as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio, provided that such arrangements comply with the 1940 Act (including, if applicable, the requirements of Section 15 of the 1940 Act).

SECTION 4.      Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate of 0.18% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, 0.15% of the next one hundred fifty million dollars ($150 million) of the average daily net assets of the Portfolio, 0.12% of the next one hundred fifty million dollars ($150 million) of the average daily net assets of the Portfolio, 0.10% of the next three hundred fifty million dollars ($350 million) of the average daily net assets of the Portfolio, and 0.08% of the average daily net assets of the Portfolio in excess of seven hundred fifty million dollars ($750 million) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

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SECTION 5.      Limited Power of Attorney

The Adviser hereby appoints the Sub-Adviser as the Adviser’s, the Fund’s and the Portfolio’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counter parties and other persons or entities in connection with its management of the assets of the Portfolio. The Adviser, on behalf of itself, the Portfolio and the Fund, hereby ratifies and confirms as good and effectual, at law or in equity, all that the Sub-Adviser, and its trustees/directors, officers and employees, may do in the capacity as attorney-in-fact. Nothing in this Agreement shall be construed as imposing a duty on the Sub-Adviser, or its trustees/directors, officers and employees, to act or assume responsibility for any matters in its capacity as attorney-in-fact for the Adviser, the Portfolio or the Fund. Any person, partnership, corporation or other legal entity or natural person dealing with the Sub-Adviser in its capacity as attorney-in-fact hereunder for the Adviser, the Portfolio or the Fund is hereby expressly put on notice that the Sub-Adviser is acting solely in the capacity as an agent of the Adviser, the Portfolio or the Fund, and that any such person, partnership, corporation or other legal entity or natural person must look solely to the Adviser, the Portfolio or the Fund, as applicable, for enforcement of any claim against the Adviser, the Portfolio or the Fund, as the Sub-Adviser assumes no personal liability whatsoever for obligations of the Adviser, the Portfolio or the Fund entered into by the Sub-Adviser in its capacity as attorney-in-fact. If requested by the Sub-Adviser, the Adviser agrees to have the Adviser, the Portfolio or the Fund execute and deliver to the Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to the Sub-Adviser.

SECTION 6.      Limitation of Liability of Sub-Adviser

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or of reckless disregard by the Sub-Adviser of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Adviser, the Fund, the Portfolio, any shareholder of the Portfolio or Fund, or to any person, firm or organization. Subject to the above-stated standard of care, the Sub-Adviser shall be liable for any taxes or tax penalties incurred by the Portfolio for any failure of the Portfolio to qualify as a regulated investment company under Section 851 of the Internal Revenue Code, as amended, as a result of the Sub-Adviser’s management of the Portfolio. The Adviser, the Fund and the Portfolio are hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust, as amended, of the Sub-Adviser and each agrees that the obligations assumed by the Sub-Adviser pursuant to this Agreement will be limited in any case to the Sub-Adviser and its assets and the Adviser, the Fund and the Portfolio shall not seek satisfaction of any such obligations from the shareholders of the Sub-Adviser, the trustees of the Sub-Adviser, officers employees or agents of the Sub-Adviser, or any of them.

The Sub-Adviser shall have no liability for any investment losses incurred by the Portfolio or arising from transactions by the Portfolio prior to the effective date of this Agreement.

The Adviser, the Fund and the Portfolio hereby acknowledge that the Sub-Adviser is not responsible for foreign custody registration or foreign custody.

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SECTION 7.      Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 8.      Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 9.      Proxies and Shareholder Actions

(a) The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies.

(b) The Sub-Adviser shall not be responsible for making any class action filings on behalf of the Fund and/or the Portfolio. The Sub-Adviser shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Portfolio and shall cooperate with the Adviser to the extent necessary to pursue or participate in any such action.

(c) Notwithstanding the foregoing, the Sub-Adviser shall be responsible for voting and/or processing all corporate actions with respect to issuers of securities or other assets in which the Portfolio may be invested from time to time.

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SECTION 10.      Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d) This Agreement is a valid and binding agreement of the Sub-Adviser;

(e) A true and complete copy of the Form ADV of the Sub-Adviser (including the Form ADV of any registered advisory subsidiary or affiliate providing services on behalf of the Sub-Adviser), as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 11.      Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Pennsylvania with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) This Agreement is a valid and binding agreement of the Adviser;

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(e) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV (including the Form ADV of any registered advisory subsidiary or affiliate providing services on behalf of the Sub-Adviser), ;

(f) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time;

(g) The Adviser has instructed (or caused the Fund to instruct) the custodian(s) of the Fund to: (i) accept and carry out instructions as may be directed from the authorized persons of the Sub-Adviser provided in writing by the Sub-Adviser to such custodian(s) from time to time (which instructions may be orally given if confirmed in writing or given on a recorded line); and (ii) provide the Sub-Adviser will all operational information necessary for the Sub-Adviser to trade on behalf of the Portfolio

SECTION 12.      Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 13.      Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 14.      Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio (other than routine or sweep regulatory examinations or inspections); or (4) any proposed change in control of the Sub-Adviser.

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(b) The Adviser agrees to promptly notify the Sub-Adviser of the occurrence of any of the following events: (1) the Adviser fails to be registered is an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (2) the Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio (other than routine or sweep regulatory examinations or inspections); or (3) any proposed change in control of the Adviser.

(c) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Federated Investment Management Company

1001 Liberty Avenue

Pittsburgh PA 15222-3779

ATTN: George Polatas

Fax No.: (412) 288-2925

SECTION 15.      Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Pennsylvania without reference to the choice of law provisions thereof.

SECTION 16.      Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

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SECTION 17.      Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 18.      Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 19.      Use of Name

(a) Nothing in this Agreement is intended, or shall be construed, as preventing the Sub-Adviser or its affiliates from using the Adviser’s, the Fund’s or the Portfolio’s name in any response to a request for information/proposal, and the Sub-Adviser and its affiliates are expressly authorized to include the name of the Adviser, the Fund or the Portfolio on a representative client list.

(b) The Sub-Adviser hereby agrees that the Adviser, the Fund, the Portfolio, their affiliated broker-dealers and affiliated life insurance companies may, for the term of this Agreement, use the Sub-Adviser’s name, the name “Federated” or “Federated Hermes” and any related logos in advertising and marketing materials for the Fund and/or Portfolio and any variable insurance products through which one or more of the Portfolios may be offered as funding vehicles, provided, that the Sub-Adviser has reviewed and approved any such materials prior to their use.

(c) Nothing in this Agreement is intended, nor shall be construed, as preventing either the Sub-Adviser (or its affiliated persons) or the Adviser, the Fund or the Portfolio from using the names of the Sub-Adviser, Adviser, Fund or Portfolio in responses to regulatory examinations, inspections or inquiries or subpoenas or other compulsory legal processes.

SECTION 20.      General

(a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

(b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

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IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

Federated Investment Management Company

By:	/s/ John B. Fisher
John B. Fisher, President/CEO

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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Appendix A.14

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and AllianceBernstein L.P., a Delaware master limited partnership (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON AB Mid Cap Core Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.      Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON AB Mid Cap Core Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d)  In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 2.      Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.      Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.      Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.28% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, 0.27% of the next two hundred million dollars ($200 million) of the average daily net assets of the Portfolio, 0.265% of the next two hundred million dollars ($200 million) and 0.26% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500 million) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.      Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

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(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.      Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

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SECTION 7.      Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.      Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.      Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a master limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d) This Agreement is a valid and binding agreement of the Sub-Adviser;

(e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 10.      Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

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(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) This Agreement is a valid and binding agreement of the Adviser;

(e) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement;

(f) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 11.      Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 12.      Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 13.      Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

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(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Brian Horvath

AllianceBernstein

501 Commerce Street

Nashville, TN 37203

With a copy to:

Subadvisory Compliance

AllianceBernstein

501 Commerce Street

Nashville, TN 37203

SECTION 14.      Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 15.      Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

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SECTION 16.      Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 17.      Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 18.      General

(a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

(b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

AllianceBernstein L.P.

By:	/s/ Matthew S. White
Matthew S. White, Assistant Secretary

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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Appendix A.15

SUB-ADVISORY AGREEMENT

This Agreement is made as of March 31, 2022, by and between Ohio National Investments, Inc., an Ohio corporation (the "Adviser"), and AllianceBernstein L.P., a Delaware master limited partnership (the "Sub-Adviser").

WHEREAS, Ohio National Fund, Inc. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the ON AB Small Cap Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.     Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the ON AB Small Cap Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d)  In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

(i) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party’s business and operations, including, without limitation, the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 1(i) or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

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SECTION 2.      Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3.      Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.320% of the first four hundred million dollars ($400 million) of the average daily net assets of the Portfolio, 0.290% of the next two hundred million dollars ($200 million) and 0.255% of the average daily net assets of the Portfolio in excess of six hundred million dollars ($600 million) (the "Sub-Advisory Fees"). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5.      Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

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(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.      Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

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SECTION 7.      Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.      Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9.      Representations and Warranties of Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a master limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(d) This Agreement is a valid and binding agreement of the Sub-Adviser;

(e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

SECTION 10.      Representations and Warranties of Adviser

The Adviser represents and warrants to the Sub-Adviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

5

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) This Agreement is a valid and binding agreement of the Adviser;

(e) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement;

(f) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of

Ethics as may be amended from time to time.

SECTION 11.      Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 12.      Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 13.      Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

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(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Attn: Legal Department

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Brian Horvath

AllianceBernstein

501 Commerce Street

Nashville, TN 37203

With a copy to:

Subadvisory Compliance

AllianceBernstein

501 Commerce Street

Nashville, TN 37203

SECTION 14.      Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 15.      Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

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SECTION 16.      Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 17.      Amendment

This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

SECTION 18.      General

(a) This Agreement constitutes the entire understanding of the parties with respect to its subject matter, shall supersede all prior understandings agreements, contracts or other documents, and shall continue in full force and effect until terminated.

(b) If any provision of this Agreement is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall be enforced to the greatest extent permitted by law.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Gary Rodmaker
Gary Rodmaker, President

AllianceBernstein L.P.

By:	/s/ Matthew S. White
Matthew S. White, Assistant Secretary

Accepted and Agreed:
Ohio National Fund, Inc.

By:	/s/ Tara York
Tara York, President

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OHIO NATIONAL FUND, INC.

One Financial Way

Montgomery, Ohio 45242

ON S&P 500® Index Portfolio

ON S&P MidCap 400® Index Portfolio

ON Nasdaq-100® Index Portfolio

ON BlackRock Advantage Large Cap Core Portfolio

ON BlackRock Advantage Small Cap Growth Portfolio

ON BlackRock Advantage Large Cap Growth Portfolio

ON BlackRock Balanced Allocation Portfolio (equity component only)

ON BlackRock Advantage International Equity Portfolio

ON BlackRock Advantage Large Cap Value Portfolio

ON Federated High Income Bond Portfolio

ON Federated Core Plus Bond Portfolio

ON Risk Managed Balanced Portfolio

ON AB Small Cap Portfolio

ON AB Mid Cap Core Portfolio

ON Janus Henderson Forty Portfolio

ON Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolios”)

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

June 22, 2022

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Portfolios, each a series of Ohio National Fund, Inc. (the “Fund”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review:

Ohio National Fund, Inc. Information Statement

The Information Statement is being distributed in connection with actions taken by the Board of Directors (the “Board,” or “Directors”) of the Fund at two special meetings:

At the first special meeting held on June 22, 2021, the Board approved new sub-advisory agreements (the “New Sub-Advisory Agreements”) between Ohio National Investments, Inc. (the “Adviser”), and AllianceBernstein L.P., BlackRock Investment Management, LLC, Federated Investment Management Company, Geode Capital Management, LLC and Janus Henderson Investors US LLC with respect to the management of the Portfolios. The New Sub-Advisory Agreements were approved to replace previously effective sub-advisory agreements that would terminate automatically in connection with the change in control of the Adviser to occur upon the acquisition of the Adviser’s ultimate parent, Ohio National Mutual Holdings, Inc. (“ONMH”), by ONLH Holdings LP, a subsidiary of Constellation Insurance, LP, in a transaction involving a sponsored demutualization of ONMH (the “Ohio National Transaction”). The Ohio National transaction closed on, and the New Sub-Advisory Agreements became effective on, March 31, 2022.

At the second special meeting held on March 30, 2022, the Board approved a new Sub-Management agreement between Janus Henderson Investors US LLC and Intech Investment Management, LLC (“Intech”), with respect to the management of the ON Janus Henderson U.S. Low Volatility Portfolio (the “New Sub-Management Agreement”). The New Sub-Management Agreement was approved to replace the previously effective Sub-Management Agreement that would terminate automatically in connection with the change in control of Intech to occur upon the closing of the sale of Janus’ controlling interest in Intech to a consortium of Intech management and certain non-executive directors (the “Intech Transaction”). The Intech Transaction closed on, and the New Sub-Management Agreement became effective on, March 31, 2022.

Pursuant to an exemptive order received by the Fund from the Securities and Exchange Commission (“SEC”), the Adviser may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of the Adviser (the “Exemptive Order”). On April 30, 2002, shareholders of the Fund authorized the Adviser to enter into sub-advisory agreements pursuant to the Exemptive Order. As a condition of such order, the Adviser must furnish shareholders of the affected portfolio(s) with certain information about new advisory and sub-advisory agreements. This Information Statement is intended to comply with that condition. The Information Statement is first being sent on or about June 22, 2022 to shareholders of record of the Portfolios as of the close of business on March 31, 2022.

All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“Variable Contracts”) who, as of March 31, 2022, had selected any of the Portfolios as an underlying investment option within their Variable Contracts will receive this Notice. This Notice will be sent to Contract Owners on or about June 22, 2022. The full Information Statement will be available on the Fund’s website at https://funddocs.filepoint.com/ohionationalfund/ until June 30, 2023. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Fund at 800-366-6654.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.